Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended December 31, 2018

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”), is one of the largest publicly-held developers and owners of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 51.6 million square feet and 197 properties, including eleven properties under construction/redevelopment, and consists of 177 office properties, thirteen retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants' needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned seven consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 52.

The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations and their share of fees due to the Company).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP's Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of “BXP's Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP's Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3822	at 617.236.3352 or
(f) 617.236.3311		(f) 617.236.3311	mlabelle@bostonproperties.com
investorrelations@bostonproperties.com
		www.bostonproperties.com	Sara Buda
Vice President, Investor Relations
at 617.236.3429 or
sbuda@bostonproperties.com

(Cover photo: Rendering of the completed renovation at 399 Park Avenue, New York, NY)

Q4 2018
Table of contents

Q4 2018
Company profile

SNAPSHOT

(as of December 31, 2018)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	197
Total Square Feet (includes unconsolidated joint ventures)	51.6 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	172.2 million
Closing Price, at the end of the quarter	$112.55 per share
Dividend - Quarter/Annualized	$0.95/$3.80 per share
Dividend Yield	3.38%
Consolidated Market Capitalization [1]	$30.6 billion
BXP's Share of Market Capitalization [1,2]	$30.3 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa1 (Moody's)
STRATEGY

Boston Properties' primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•
to maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•
to invest in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy, achieve premium rental rates through economic cycles and that advance our commitment to sustainable development and operations;

•
in our core markets, to maintain scale and a full-service real estate capability (development, construction, leasing and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as development, repositioning, acquisitions and dispositions, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•
to be astute in market timing for investment decisions by developing into economic growth, acquiring properties in times of opportunity and selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	to ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•
to foster a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants and the employer of choice for talented real estate professionals.

MANAGEMENT

Board of Directors		Chairman Emeritus
Joel I. Klein	Lead Independent Director	Mortimer B. Zuckerman
Owen D. Thomas	Chief Executive Officer
Douglas T. Linde	President	Management
Kelly A. Ayotte		Owen D. Thomas	Chief Executive Officer
Bruce W. Duncan		Douglas T. Linde	President
Karen E. Dykstra		Raymond A. Ritchey	Senior Executive Vice President
Carol B. Einiger	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Dr. Jacob A. Frenkel
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter D. Johnston	Executive Vice President, Washington, DC Region
		Bryan J. Koop	Executive Vice President, Boston Region
Martin Turchin		Robert E. Pester	Executive Vice President, San Francisco Region
David A. Twardock	Chair of Audit Committee	John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President, General Counsel
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
TIMING OF EARNINGS ANNOUNCEMENTS

Quarterly results for the next four quarters will be announced according to the following schedule:

First Quarter, 2019	Tentatively April 30, 2019
Second Quarter, 2019	Tentatively July 30, 2019
Third Quarter, 2019	Tentatively October 29, 2019
Fourth Quarter, 2020	Tentatively January 28, 2020
____________________

[1]	For additional detail, see page 25.

[2]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q4 2018
Guidance and assumptions

GUIDANCE

The Company’s guidance for the first quarter 2019 and full year 2019 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the earnings release issued on January 29, 2019 and otherwise referenced during the Company’s conference call scheduled for January 30, 2019.  The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 54. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

		First Quarter 2019			Full Year 2019
		Low		High	Low		High
Projected EPS (diluted)		$0.66	—	$0.68	$3.05	—	$3.17
Add:
	Projected Company share of real estate depreciation and amortization	1.00	—	1.00	3.83	—	3.83
Less:
	Projected Company share of gains on sales of real estate	—	—	—	—	—	—
Projected FFO per share (diluted)		$1.66	—	$1.68	$6.88	—	$7.00

ASSUMPTIONS
(dollars in thousands)

	Full Year 2019
	Low		High
Operating property activity:
Average In-service portfolio occupancy	92.0%	—	93.0%
Increase in BXP's Share of Same Property net operating income (excluding termination income)	4.5%	—	6.0%
Increase in BXP's Share of Same Property net operating income - cash (excluding termination income)	4.5%	—	6.5%
BXP's Share of Non Same Properties' incremental contribution to net operating income over prior year (excluding asset sales)	$75,000	—	$85,000
BXP's Share of incremental net operating income related to asset sales over prior year	$(14,000)	—	$(14,000)
BXP's Share of straight-line rent and fair value lease revenue (non-cash revenue)	$85,000	—	$110,000
Hotel net operating income	$15,000	—	$16,500
Termination income	$12,000	—	$17,000

Other revenue (expense):
Development and management services revenue	$40,000	—	$45,000
General and administrative expense [1]	$(140,000)	—	$(136,000)
Net interest expense	$(425,000)	—	$(410,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships' share of FFO	$(145,000)	—	$(135,000)

_____________

[1]
Full Year 2019 assumptions include approximately $10 million related to the adoption of ASU 2016-02 - "Leases" on January 1, 2019 under which lessors will only capitalize incremental direct leasing costs.  As a result, the Company will no longer capitalize external legal costs and internal leasing wages and instead will expense these and other non-incremental costs as incurred.

Q4 2018
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Dec-18	30-Sep-18
Net income attributable to Boston Properties, Inc. common shareholders	$148,529	$119,118
Net income attributable to Boston Properties, Inc. per share - diluted	$0.96	$0.77
FFO attributable to Boston Properties, Inc. common shareholders [1]	$245,690	$253,794
Diluted FFO per share [1]	$1.59	$1.64
Dividends per common share	$0.95	$0.95
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$205,179	$211,101

Selected items:
Revenue	$705,157	$686,284
BXP's Share of revenue [3]	$669,787	$649,794
BXP's Share of straight-line rent [3]	$5,487	$4,846
BXP's Share of fair value lease revenue [3,4]	$5,119	$5,007
BXP's Share of termination income [3]	$4,687	$1,350
Ground rent expense	$3,633	$3,605
Capitalized interest	$14,172	$16,595
Capitalized wages	$4,525	$4,152
BXP's Share of capitalized internal leasing and external legal costs [3]	$2,749	$1,856
Income (loss) from unconsolidated joint ventures	$5,305	$(4,313)
BXP's share of FFO from unconsolidated joint ventures [5]	$14,611	$13,707
Net income attributable to noncontrolling interests in property partnerships	$16,425	$14,850
FFO attributable to noncontrolling interests in property partnerships [6]	$35,492	$33,016

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$16,772	$18,790
Below-market rents (included within Other Liabilities)	$66,321	$74,416
Accrued rental income liability (included within Other Liabilities)	$75,971	$63,805
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other Assets and Other Liabilities)	$49,178	$48,122

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	4.13	4.28
Interest Coverage Ratio (including capitalized interest) [7]	3.59	3.61
Fixed Charge Coverage Ratio [7]	3.05	2.86
BXP's Share of Net Debt to BXP's Share of EBITDAre [8]	6.44	6.71
Change in BXP's Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	3.4%	1.4%
Change in BXP's Share of Same Store NOI (excluding termination income) - cash [9]	7.9%	2.5%
FAD Payout Ratio [2]	79.80%	77.56%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.8%	62.1%
Occupancy of In-Service Properties	91.4%	91.1%

Capitalization:
Consolidated Debt	$11,007,757	$10,889,702
BXP's Share of Debt [10]	$10,693,557	$10,552,938
Consolidated Market Capitalization	$30,592,581	$32,290,355
Consolidated Debt/Consolidated Market Capitalization	35.98%	33.72%
BXP's Share of Market Capitalization [10]	$30,278,381	$31,953,591
BXP's Share of Debt/BXP's Share of Market Capitalization [10]	35.32%	33.03%
_____________

[1]	For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 6.

[2]	For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

[3]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[4]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

[5]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 34.

[6]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 31.

[7]	For a quantitative reconciliation for the three months ended December 31, 2018 and September 30, 2018, see page 29.

[8]	For a quantitative reconciliation for the three months ended December 31, 2018 and September 30, 2018, see page 28.

[9]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 10.

[10]	For a quantitative reconciliation for December 31, 2018, see page 25.

Q4 2018
Consolidated Balance Sheets

(unaudited and in thousands)

	31-Dec-18	30-Sep-18
ASSETS
Real estate	$20,870,602	$20,425,282
Construction in progress	578,796	1,057,261
Land held for future development	200,498	205,096
Less accumulated depreciation	(4,897,777)	(4,838,496)
Total real estate	16,752,119	16,849,143
Cash and cash equivalents	543,359	322,502
Cash held in escrows	95,832	101,282
Investments in securities	28,198	31,376
Tenant and other receivables, net	86,629	98,502
Related party note receivable	80,000	80,000
Note receivable	19,468	—
Accrued rental income, net	934,896	926,274
Deferred charges, net	678,724	669,545
Prepaid expenses and other assets	80,943	133,443
Investments in unconsolidated joint ventures	956,309	925,431
Total assets	$20,256,477	$20,137,498

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,964,572	$2,967,548
Unsecured senior notes, net	7,544,697	7,253,786
Unsecured line of credit	—	170,000
Unsecured term loan, net	498,488	498,368
Accounts payable and accrued expenses	276,645	315,462
Dividends and distributions payable	165,114	165,118
Accrued interest payable	89,267	92,809
Other liabilities	503,726	468,433
Total liabilities	12,042,509	11,931,524

Commitments and contingencies	—	—

Equity:
Stockholders' equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at December 31, 2018 and September 30, 2018	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,537,378 and 154,519,139 issued and 154,458,478 and 154,440,239 outstanding at December 31, 2018 and September 30, 2018, respectively	1,545	1,544
Additional paid-in capital	6,407,623	6,400,193
Dividends in excess of earnings	(675,534)	(677,312)
Treasury common stock at cost, 78,900 shares at December 31, 2018 and September 30, 2018	(2,722)	(2,722)
Accumulated other comprehensive loss	(47,741)	(45,137)
Total stockholders' equity attributable to Boston Properties, Inc.	5,883,171	5,876,566

Noncontrolling interests:
Common units of the Operating Partnership	619,352	618,380
Property partnerships	1,711,445	1,711,028
Total equity	8,213,968	8,205,974

Total liabilities and equity	$20,256,477	$20,137,498

Q4 2018
Consolidated Income Statements

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-18	30-Sep-18
Revenue
Rental
Base rent	$541,902	$525,875
Recoveries from tenants	109,265	102,424
Parking and other	27,831	26,552
Total rental revenue	678,998	654,851
Hotel revenue	11,745	13,664
Development and management services	12,195	15,253
Direct reimbursements of payroll and related costs from management services contracts	2,219	2,516
Total revenue	705,157	686,284
Expenses
Operating	128,456	125,596
Real estate taxes	124,587	122,393
Demolition costs	—	—
Hotel operating	8,221	8,828
General and administrative [1]	27,683	29,677
Payroll and related costs from management services contracts	2,219	2,516
Transaction costs	195	914
Impairment losses [2]	11,812	—
Depreciation and amortization	165,439	157,996
Total expenses	468,612	447,920
Operating income	236,545	238,364
Other income (expense)
Income (loss) from unconsolidated joint ventures	5,305	(4,313)
Gains on sales of real estate	59,804	7,863
Gains (losses) from investments in securities [1]	(3,319)	1,075
Interest and other income	3,774	2,822
Losses from early extinguishments of debt	(16,490)	—
Interest expense	(100,378)	(95,366)
Net income	185,241	150,445
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(16,425)	(14,850)
Noncontrolling interest - common units of the Operating Partnership [3]	(17,662)	(13,852)
Net income attributable to Boston Properties, Inc.	151,154	121,743
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$148,529	$119,118

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.96	$0.77
Net income attributable to Boston Properties, Inc. per share - diluted	$0.96	$0.77

_____________

[1]
General and administrative expense includes $3.3 million and $(1.1) million and gains (losses) from investments in securities include $(3.3) million and $1.1 million for the three months ended December 31, 2018 and September 30, 2018, respectively, related to the Company's deferred compensation plan.

[2]	Consists of approximately $8.7 million and $3.1 million related to 6595 Springfield Center Drive (TSA Headquarters) and 2600 Tower Oaks Boulevard, respectively.

[3]	For additional detail, see page 6.

Q4 2018
Fund from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Dec-18	30-Sep-18
Net income attributable to Boston Properties, Inc. common shareholders	$148,529	$119,118
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	17,662	13,852
Noncontrolling interests in property partnerships	16,425	14,850
Net income	185,241	150,445
Add:
Depreciation and amortization	165,439	157,996
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(19,067)	(18,166)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	17,576	18,020
Corporate-related depreciation and amortization	(398)	(425)
Impairment losses	11,812	—
Less:
Gains on sales of real estate	59,804	7,863
Gain on sale of real estate included within income from unconsolidated joint ventures	8,270	—
Noncontrolling interests in property partnerships	16,425	14,850
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	273,479	282,532
Less:
Noncontrolling interest - common units of the Operating Partnership's share of FFO	27,789	28,738
FFO attributable to Boston Properties, Inc. common shareholders	$245,690	$253,794

Boston Properties, Inc.'s percentage share of Basic FFO	89.84%	89.83%
Noncontrolling interest's - common unitholders percentage share of Basic FFO	10.16%	10.17%
Basic FFO per share	$1.59	$1.64
Weighted average shares outstanding - basic	154,467	154,440
Diluted FFO per share	$1.59	$1.64
Weighted average shares outstanding - diluted	154,773	154,678

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Dec-18	30-Sep-18
Basic FFO	$273,479	$282,532
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	273,479	282,532
Less:
Noncontrolling interest - common units of the Operating Partnership's share of diluted FFO	27,739	28,698
Boston Properties, Inc.'s share of Diluted FFO	$245,740	$253,834

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Dec-18	30-Sep-18
Shares/units for Basic FFO	171,938	171,928
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	306	238
Shares/units for Diluted FFO	172,244	172,166
Less:
Noncontrolling interest - common units of the Operating Partnership's share of Diluted FFO (shares/units)	17,471	17,488
Boston Properties, Inc.'s share of shares/units for Diluted FFO	154,773	154,678

Boston Properties, Inc.'s percentage share of Diluted FFO	89.86%	89.84%
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 31.

[3]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 34.

Q4 2018
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	31-Dec-18	30-Sep-18
Net income attributable to Boston Properties, Inc. common shareholders	$148,529	$119,118
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	17,662	13,852
Noncontrolling interests in property partnerships	16,425	14,850
Net income	185,241	150,445
Add:
Depreciation and amortization	165,439	157,996
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(19,067)	(18,166)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	17,576	18,020
Corporate-related depreciation and amortization	(398)	(425)
Impairment losses	11,812	—
Less:
Gains on sales of real estate	59,804	7,863
Gain on sale of real estate included within income from unconsolidated joint ventures	8,270	—
Noncontrolling interests in property partnerships	16,425	14,850
Preferred dividends	2,625	2,625
Basic FFO	273,479	282,532
Add:
BXP's Share of lease transaction costs that qualify as rent inducements 1, [4]	4,198	3,846
BXP's Share of hedge amortization [1]	1,435	1,435
Straight-line ground rent expense adjustment [5]	1,055	1,062
Stock-based compensation	8,417	8,457
Non-real estate depreciation	398	425
Unearned portion of capitalized fees from consolidated joint ventures [6]	4,274	1,374
Less:
BXP's Share of straight-line rent [1]	5,487	4,846
BXP's Share of fair value lease revenue [1,7]	5,119	5,007
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of 2nd generation tenant improvements and leasing commissions [1]	60,412	52,744
BXP's Share of maintenance capital expenditures [1,8]	16,787	25,222
Hotel improvements, equipment upgrades and replacements	272	211
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$205,179	$211,101

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	163,735	163,740

FAD Payout Ratio[1] (B÷A)	79.80%	77.56%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 31.

[3]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 34.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[5]
Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2021 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.

[6]	See page 58 for additional information.

[7]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

[8]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2018
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	31-Dec-18	31-Dec-17
Net income attributable to Boston Properties, Inc. common shareholders	$148,529	$103,829
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	151,154	106,454
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	17,662	11,884
Noncontrolling interest in property partnerships	16,425	13,865
Net income	185,241	132,203
Add:
Interest expense	100,378	91,772
Losses from early extinguishments of debt	16,490	13,858
Depreciation and amortization expense	165,439	154,259
Impairment losses	11,812	—
Transaction costs	195	96
Payroll and related costs from management services contracts	2,219	—
General and administrative expense	27,683	29,396
Less:
Interest and other income	3,774	2,336
Gains (losses) from investments in securities	(3,319)	962
Gains on sales of real estate	59,804	872
Income from unconsolidated joint ventures	5,305	4,197
Direct reimbursements of payroll and related costs from management services contracts	2,219	—
Development and management services revenue	12,195	9,957
Net Operating Income (NOI)	429,479	403,260
Add:
BXP's share of NOI from unconsolidated joint ventures [1]	24,814	16,248
Less:
Partners' share of NOI from consolidated joint ventures (after priority allocations) [2]	45,369	43,449
BXP's Share of NOI	408,924	376,059
Less:
Termination income	4,775	756
BXP's share of termination income from unconsolidated joint ventures [1]	27	66
Add:
Partners' share of termination income from consolidated joint ventures [2]	115	6
BXP's Share of NOI (excluding termination income)	$404,237	$375,243

Net Operating Income (NOI)	$429,479	$403,260
Less:
Termination income	4,775	756
NOI from non Same Properties (excluding termination income) [3]	15,525	5,395
Same Property NOI (excluding termination income)	409,179	397,109
Less:
Partners' share of NOI from consolidated joint ventures (excluding termination income and after priority allocations) [2]	45,254	43,443
Add:
Partners' share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations) [3]	449	(150)
BXP's share of NOI from unconsolidated joint ventures (excluding termination income) [1]	24,787	16,182
Less:
BXP's share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	7,103	57
BXP's Share of Same Property NOI (excluding termination income)	$382,058	$369,641

_____________

[1]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 60.

[2]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 58.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2018 and therefore are no longer a part of the Company’s property portfolio.

Q4 2018
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	31-Dec-18	31-Dec-17
Net income attributable to Boston Properties, Inc. common shareholders	$148,529	$103,829
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	151,154	106,454
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	17,662	11,884
Noncontrolling interest in property partnerships	16,425	13,865
Net income	185,241	132,203
Add:
Interest expense	100,378	91,772
Losses from early extinguishments of debt	16,490	13,858
Depreciation and amortization expense	165,439	154,259
Impairment losses	11,812	—
Transaction costs	195	96
Payroll and related costs from management services contracts	2,219	—
General and administrative expense	27,683	29,396
Less:
Interest and other income	3,774	2,336
Gains (losses) from investments in securities	(3,319)	962
Gains on sales of real estate	59,804	872
Income from unconsolidated joint ventures	5,305	4,197
Direct reimbursements of payroll and related costs from management services contracts	2,219	—
Development and management services revenue	12,195	9,957
Net Operating Income (NOI)	429,479	403,260
Less:
Straight-line rent	1,830	22,323
Fair value lease revenue	6,076	5,655
Termination income	4,775	756
Add:
Straight-line ground rent expense adjustment [1]	887	929
Lease transaction costs that qualify as rent inducements [2]	3,989	225
NOI - cash (excluding termination income)	421,674	375,680
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	23,135	6,629
Same Property NOI - cash (excluding termination income)	398,539	369,051
Less:
Partners' share of NOI - cash from consolidated joint ventures (excluding termination income and after priority allocations) [4]	43,416	38,390
Add:
Partners' share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations) [3]	854	(6)
BXP's share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	20,458	13,346
Less:
BXP's share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	5,332	52
BXP's Share of Same Property NOI - cash (excluding termination income)	$371,103	$343,949
_____________

[1]
In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $168 and $(31) for the three months ended December 31, 2018 and 2017, respectively. As of December 31, 2018, the Company has remaining lease payments aggregating approximately $26.1 million, all of which it expects to incur by the end of 2021 with no payments thereafter. Under GAAP, the Company is recognizing expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2021 may vary significantly.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2018 and therefore are no longer a part of the Company’s property portfolio.

[4]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 58.

[5]	For a quantitative reconciliation for the three months ended December 31, 2018, see page 60.

Q4 2018
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-18	31-Dec-17	Change	Change	31-Dec-18	31-Dec-17	Change	Change
Rental Revenue	$646,099	$618,912			$15,914	$15,880
Less: Termination income	4,421	210			—	—
Rental revenue (excluding termination income) [2]	641,678	618,702	$22,976	3.7%	15,914	15,880	$34	0.2%
Less: Operating expenses and real estate taxes	238,507	227,817	10,690	4.7%	9,906	9,656	250	2.6%
NOI (excluding termination income) 2, [3]	$403,171	$390,885	$12,286	3.1%	$6,008	$6,224	$(216)	(3.5)%

Rental revenue (excluding termination income) [2]	$641,678	$618,702	$22,976	3.7%	$15,914	$15,880	$34	0.2%
Less: Straight-line rent and fair value lease revenue	15,067	29,210	(14,143)	(48.4)%	(8)	2	(10)	(500.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,532	225	3,307	1,469.8%	—	—	—	—%
Subtotal	630,143	589,717	40,426	6.9%	15,922	15,878	44	0.3%
Less: Operating expenses and real estate taxes	238,507	227,817	10,690	4.7%	9,906	9,656	250	2.6%
Add: Straight-line ground rent expense [5]	887	929	(42)	(4.5)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$392,523	$362,829	$29,694	8.2%	$6,016	$6,222	$(206)	(3.3)%

	Consolidated Total [1]				BXP's share of Unconsolidated Joint Ventures
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-18	31-Dec-17	Change	Change	31-Dec-18	31-Dec-17	Change	Change
Rental Revenue	$662,013	$634,792			$27,920	$26,053
Less: Termination income	4,421	210			27	66
Rental revenue (excluding termination income) [2]	657,592	634,582	$23,010	3.6%	27,893	25,987	$1,906	7.3%
Less: Operating expenses and real estate taxes	248,413	237,473	10,940	4.6%	10,209	9,862	347	3.5%
NOI (excluding termination income) [2,3]	$409,179	$397,109	$12,070	3.0%	$17,684	$16,125	$1,559	9.7%

Rental revenue (excluding termination income) [2]	$657,592	$634,582	$23,010	3.6%	$27,893	$25,987	$1,906	7.3%
Less: Straight-line rent and fair value lease revenue	15,059	29,212	(14,153)	(48.4)%	2,911	3,316	(405)	(12.2)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,532	225	3,307	1,469.8%	353	485	(132)	(27.2)%
Subtotal	$646,065	$605,595	40,470	6.7%	25,335	23,156	2,179	9.4%
Less: Operating expenses and real estate taxes	248,413	237,473	10,940	4.6%	10,209	9,862	347	3.5%
Add: Straight-line ground rent expense [5]	887	929	(42)	(4.5)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$398,539	$369,051	$29,488	8.0%	$15,126	$13,294	$1,832	13.8%

	Partners' share of Consolidated Joint Ventures				BXP's Share 2, [6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-18	31-Dec-17	Change	Change	31-Dec-18	31-Dec-17	Change	Change
Rental Revenue	$73,055	$70,875			$616,878	$589,970
Less: Termination income	115	—			4,333	276
Rental revenue (excluding termination income) [2]	72,940	70,875	$2,065	2.9%	612,545	589,694	$22,851	3.9%
Less: Operating expenses and real estate taxes	28,135	27,282	853	3.1%	230,487	220,053	10,434	4.7%
NOI (excluding termination income) 2, [3]	$44,805	$43,593	$1,212	2.8%	$382,058	$369,641	$12,417	3.4%

Rental revenue (excluding termination income) [2]	$72,940	$70,875	$2,065	2.9%	$612,545	$589,694	$22,851	3.9%
Less: Straight-line rent and fair value lease revenue	2,413	5,213	(2,800)	(53.7)%	15,557	27,315	(11,758)	(43.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	170	16	154	962.5%	3,715	694	3,021	435.3%
Subtotal	70,697	65,678	5,019	7.6%	600,703	563,073	37,630	6.7%
Less: Operating expenses and real estate taxes	28,135	27,282	853	3.1%	230,487	220,053	10,434	4.7%
Add: Straight-line ground rent expense [5]	—	—	—	—%	887	929	(42)	(4.5)%
NOI - cash (excluding termination income) 2, [3]	$42,562	$38,396	$4,166	10.9%	$371,103	$343,949	$27,154	7.9%
___________________

[1]	Includes 100% share of consolidated joint ventures but excludes Salesforce Tower because it is not a Same Property.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]
For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.

[5]
Excludes the straight-line impact of approximately $168 and $(31) for the three months ended December 31, 2018 and 2017, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 9.

[6]	BXP's Share represents consolidated plus the Company' share of unconsolidated joint ventures less the partners' share of consolidated joint ventures.

Q4 2018
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Dec-18	30-Sep-18
Maintenance capital expenditures	$16,440	$25,011
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures [1]	9,605	16,109
Hotel improvements, equipment upgrades and replacements	272	211
Subtotal	26,317	41,331
Add:
BXP's share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	919	284
BXP's share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	3,096	2,749
BXP's share of repositioning capital expenditures from unconsolidated JVs	458	1,208
Less:
Partners' share of maintenance capital expenditures from consolidated JVs	572	73
Partners' share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners' share of repositioning capital expenditures from consolidated JVs	1,935	2,796
BXP's Share of Capital Expenditures [2]	$28,283	$42,703

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS [3]

	Three Months Ended
	31-Dec-18	30-Sep-18
Square feet	1,324,028	872,514
Tenant improvements and lease commissions PSF	$58.14	$78.23

___________________

[1]	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 399 Park Avenue and 767 Fifth Avenue (the GM Building) (60% ownership) in New York City.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	Includes 100% of unconsolidated joint ventures.

Q4 2018
Acquisitions and dispositions

For the period from January 1, 2018 through December 31, 2018
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial		Anticipated Future	Total	Leased (%)
3 Hudson Boulevard (25% ownership interest)	New York, NY	July 13, 2018	N/A	$125,556	[1]	$62,223	$187,779	N/A
Santa Monica Business Park (55% ownership interest) [2]	Santa Monica, CA	July 19, 2018	1,178,124	345,106		28,894	374,000	94%
100 Causeway Street (50% ownership interest) [3]	Boston, MA	July 27, 2018	N/A	3,895		263,405	267,300	N/A
Total Acquisitions			1,178,124	$474,557		$354,522	$829,079	94%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [4]
500 E Street, S.W.	Washington, DC	January 9, 2018	262,202	$127,600	$116,120	$96,397
91 Hartwell Avenue	Lexington, MA	May 24, 2018	119,216	22,200	21,680	15,455
Quorum Office Park	Chelmsford, MA	September 27, 2018	267,527	35,300	34,328	7,863
1333 New Hampshire Avenue [5]	Washington, DC	November 30, 2018	315,371	142,000	133,691	44,357
6595 Springfield Center Drive (TSA Headquarters) [6]	Springfield, VA	December 13, 2018	634,000	98,095	97,139	(8,699)
Tower Oaks (land parcel) [7]	Rockville, MD	December 20, 2018	N/A	45,975	25,858	15,650
Annapolis Junction Building One (50% ownership interest) [8]	Annapolis, MD	December 31, 2018	117,599	20,863	—	8,270
Total Dispositions			1,715,915	$492,033	$428,816	$179,293

__________________

[1]
The initial investment consists of the Company's initial equity investment and mortgage financing provided by the Company to the unconsolidated joint venture. The mortgage financing totals $80.0 million, bears interest at a variable rate equal to LIBOR plus 3.50% per annum and matures on July 13, 2023, with extension options, subject to certain conditions. The loan has been reflected as Related Party Note Receivable on the Company’s Consolidated Balance Sheets.

[2]	At acquisition, the joint venture funded a portion of the acquisition with a $300 million mortgage loan. The Company’s share of the investment is exclusive of this loan.

[3]	See page 13 for additional information.

[4]	Excludes approximately $2.6 million of gains on sales of real estate recognized during the year ended December 31, 2018 related to gain amounts from sales of real estate occurring in prior years.

[5]	The gross sale price includes a $5.5 million payment to be received by the Company from the anchor tenant in January 2020, which is not included in the net cash proceeds.

[6]
Reflects the sale of the land and project costs incurred through the closing date. The carrying value of the property exceeded the estimated net sales price, and as a result, the Company recognized an impairment loss, which is included in Impairment Losses on the Company's Consolidated Statements of Operations. Concurrently with the sale, the Company entered into development management and guarantee agreements with the buyer and will earn fees aggregating approximately $9.8 million.

[7]	The net cash proceeds exclude financing provided by the Company to the buyer totaling $19.5 million, which matures on December 20, 2021.

[8]	See page 34 for additional information.

Q4 2018
Construction in progress

as of December 31, 2018
(dollars in thousands)
CONSTRUCTION IN PROGRESS [1]

	Actual/Estimated				BXP's share
						Estimated Total Investment [2]			Amount Drawn at	Estimated Future Equity Requirement [2]			Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP's share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing				Percentage Leased [3]
Construction Properties			Location						12/31/2018
Office and Retail
The Hub on Causeway - Podium (50% ownership)	Q2 2019	Q4 2019	Boston, MA	385,000	$119,019	$141,870	$102,300		$59,016	$—	88%		—%	N/A
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	485,000	234,919	366,400	—		—	131,481	98%		—%	N/A
Dock 72 (50% ownership)	Q2 2019	Q3 2020	Brooklyn, NY	670,000	156,698	223,000	125,000		65,386	6,688	33%		—%	N/A
17Fifty Presidents Street	Q2 2020	Q3 2020	Reston, VA	276,000	43,742	142,900	—		—	99,158	100%		—%	N/A
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,000	54,718	97,000	—		—	42,282	63%		—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	627,000	54,374	267,300	—	—	—	212,926	70%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	740,000	54,194	198,900	—		—	144,706	100%		—%	N/A
Reston Gateway	Q4 2022	Q4 2023	Reston, VA	1,062,000	34,385	715,300	—		—	680,915	80%		—%	N/A
Total Office Properties under Construction				4,456,000	$752,049	$2,152,670	$227,300		$124,402	$1,318,156	78%		—%	N/A

Residential
The Hub on Causeway - Residential (440 units) (50% ownership)	Q4 2019	Q4 2021	Boston, MA	320,000	$81,540	$153,500	$90,000		$20,235	$2,195	N/A		—%	N/A
MacArthur Station Residences (402 units) [6]	Q2 2020	Q4 2021	Oakland, CA	324,000	58,984	263,600	—		—	204,616	N/A		—%	N/A
Total Residential Properties under Construction				644,000	$140,524	$417,100	$90,000		$20,235	$206,811	N/A		—%	N/A

Redevelopment Properties
One Five Nine East 53rd (55% ownership) [7]	Q4 2019	Q4 2019	New York, NY	220,000	$103,988	$150,000	$—		$—	$46,012	90%		—%	N/A
Total Redevelopment Properties under Construction				220,000	$103,988	$150,000	$—		$—	$46,012	90%		—%	N/A

Total Properties Under Construction and Redevelopment				5,320,000	$996,561	$2,719,770	$317,300		$144,637	$1,570,979	78%	[8]	—%	N/A

Q4 2018
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2018

	Actual/Estimated				BXP's Share
						Estimated Total Investment [2]		Amount Drawn at	Estimated Future Equity Requirement [2]			Net Operating Income (Loss) [5] (BXP's share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location					12/31/2018
191 Spring Street	Q4 2017	Q4 2018	Lexington, MA	170,997	$46,909	$51,656	$—	$—	$4,747	100%		$1,075
Salesforce Tower (95% ownership) [9]	Q4 2017	Q3 2019	San Francisco, CA	1,420,682	1,068,413	1,073,500	—	—	7,873	100%		11,332
Proto Kendall Square (280 units)	Q2 2018	Q2 2019	Cambridge, MA	152,190	142,039	142,110	—	—	71	64%		491
Proto Kendall Square - Retail				14,527	—	—	—	—	—	100%		N/A
Signature at Reston (508 units)	Q1 2018	Q2 2020	Reston, VA	493,241	218,933	234,854	—	—	15,921	53%		604
Signature at Reston - Retail				24,542	—	—	—	—	—	91%		N/A
Total Projects Placed In-Service				2,276,179	$1,476,294	$1,502,120	$—	$—	$28,612	100%	[8]	$13,502
_____________

[1]
A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.

[2]	Includes income (loss) and interest carry on debt and equity investment.

[3]	Represents percentage leased as of January 25, 2019 including leases with future commencement dates.

[4]	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

[5]	Amounts represent Net Operating Income (Loss) for the three months ended December 31, 2018. See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[6]	Project is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.

[7]
The increase in the Estimated Total Investment relates primarily to the costs of executing a thirty year lease on all of the office space plus costs associated with enhancements to the retail component of the project.

[8]	Excludes residential units.

[9]
Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of its partner's equity requirement, in the form of preferred equity. The Company will fund an aggregate of approximately $25.4 million at a per annum interest rate of LIBOR plus 3.0% and receive priority distributions from all distributions to its partner until the principal and interest are repaid in full. As of December 31, 2018, the Company had funded an aggregate of $22.6 million.

Q4 2018
Land parcels and purchase options

as of December 31, 2018

OWNED LAND PARCELS

Location	Approximate Developable Square Feet
Reston, VA	3,137,000
San Jose, CA [1]	2,199,000
New York, NY (25% ownership)	2,000,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [1]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000
Total	10,547,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet
Princeton, NJ [2]	1,650,000
Boston, MA	1,300,000
San Jose, CA [3]	1,078,000
San Francisco, CA	820,000
Cambridge, MA	623,000
Brooklyn, NY (50% ownership)	600,000
Washington, DC	482,000
Total	6,553,000

__________________

[1]	Excludes the existing square footage related to in-service properties being held for future re-development listed on pages 19-22.

[2]
The Company acquired land parcels at its Carnegie Center property on January 10, 2019 for a purchase price of approximately $42.9 million. The seller will be entitled to receive additional payments in the future aggregating approximately $8.6 million, which are contingent on the development of each of the parcels.

[3]
The Company closed on a ground lease on the Platform 16 site which is fully entitled for approximately 1.1 million square feet of future development. In February 2020 the Company will have an option for 12-months to acquire the land at a fixed cost of $134.8 million.

Q4 2018
Leasing activity

for the three months ended December 31, 2018

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	3,884,161
Less:
Property dispositions/properties taken out of service	114,243
Add:
Properties placed (and partially placed) in-service [1]	845,684
Leases expiring or terminated during the period	1,000,448
Total space available for lease	5,616,050

1st generation leases	432,125
2nd generation leases with new tenants	784,255
2nd generation lease renewals	539,773
Total space leased	1,756,153

Vacant space available for lease at the end of the period	3,859,897
Net (increase)/decrease in available space	24,264

Second generation leasing information: [2]
Leases commencing during the period (SF)	1,324,028
Weighted average lease term (months)	101
Weighted average free rent period (days)	95
Total transaction costs per square foot [3]	$58.14
Increase (decrease) in gross rents [4]	7.10%
Increase (decrease) in net rents [5]	11.27%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4]	net [5]
Boston	57,329	409,713	467,042	19.06%	34.13%	281,181
Los Angeles	—	18,436	18,436	7.59%	11.30%	15,315
New York	—	435,649	435,649	1.63%	2.62%	972,190
San Francisco	374,796	169,927	544,723	20.07%	27.74%	330,333
Washington, DC	—	290,303	290,303	(0.21)%	(0.3)%	219,349
Total / Weighted Average	432,125	1,324,028	1,756,153	7.10%	11.27%	1,818,368

_____________

[1]	Total square feet of properties placed (and partially placed) in-service in Q4 2018 consists of 43,902 square feet at 191 Spring Street and 801,782 square feet at Salesforce Tower.

[2]
Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,324,028 square feet of second generation leases that commenced in Q4 2018, leases for 1,164,428 square feet were signed in prior periods.

[3]	Total transaction costs include tenant improvements and leasing commissions but exclude free rent concessions.

[4]
Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 879,438 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[5]
Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 879,438 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[6]	Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.

[7]
Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 159,600.

Q4 2018
Portfolio overview

for the three months ended December 31, 2018
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type [1,2]

	Office	Retail	Residential	Hotel	Total
Boston	12,785,997	934,150	229,670	330,000	14,279,817
Los Angeles	2,181,954	113,817	—	—	2,295,771
New York	11,089,420	370,749	—	—	11,460,169
San Francisco	7,185,099	325,672	—	—	7,510,771
Washington, DC	9,217,636	679,806	822,436	—	10,719,878
Total	42,460,106	2,424,194	1,052,106	330,000	46,266,406
% of Total	91.77%	5.24%	2.28%	0.71%	100.00%

Rental revenue of in-service properties by unit type [1]

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$616,269	$56,074	$6,741	$11,659	$690,743
Less:					—
Partners' share from consolidated joint ventures [4]	66,904	7,572	—	—	74,476
Add:					—
BXP's share from unconsolidated joint ventures [5]	37,881	1,726	—	—	39,607
BXP's Share of Rental revenue [1]	$587,246	$50,228	$6,741	$11,659	$655,874
% of Total	89.53%	7.66%	1.03%	1.78%	100.00%

Percentage of BXP's Share of net operating income (NOI) (excluding termination income) by location 1, [6]

	CBD	Suburban	Total
Boston	25.75%	6.82%	32.57%
Los Angeles	3.84%	—%	3.84%
New York	24.85%	2.53%	27.38%
San Francisco	14.96%	3.44%	18.40%
Washington, DC	7.34%	10.47%	17.81%
Total	76.74%	23.26%	100.00%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	Includes 100% of the rentable square footage of the Company's In-Service Properties. For additional detail relating to the Company's In-Service Properties, see pages 19-22.

[3]	Excludes approximately $86 of revenue from retail tenants that is included in Retail.

[4]	See page 58 for additional information.

[5]	See page 60 for additional information.

[6]
BXP's Share of Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of NOI (excluding termination income), see page 8.

Q4 2018
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Dec-18	30-Sep-18	31-Dec-18	30-Sep-18
Rental Revenue	$7,273	$6,320	$11,745	$13,664
Operating expenses and real estate taxes	3,694	3,724	8,221	8,828
Net Operating Income (NOI) [2]	3,579	2,596	3,524	4,836

Rental Revenue	$7,273	$6,320	$11,745	$13,664
Less: Straight line rent and fair value lease revenue	24	20	(6)	(6)
Subtotal	7,249	6,300	11,751	13,670
Less: Operating expenses and real estate taxes	3,694	3,724	8,221	8,828
NOI - cash basis [2]	$3,555	$2,576	$3,530	$4,842

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	31-Dec-18	31-Dec-17	Change
The Avant at Reston Town Center (359 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,435	$2,390	1.88%
Average Rental Rate Per Occupied Square Foot	$2.66	$2.65	0.38%
Average Physical Occupancy	90.90%	93.69%	(2.98)%
Average Economic Occupancy	90.64%	92.03%	(1.51)%

The Lofts at Atlantic Wharf (86 units), Boston, MA [2,3]
Average Monthly Rental Rate	$4,394	$4,237	3.71%
Average Rental Rate Per Occupied Square Foot	$4.83	$4.69	2.99%
Average Physical Occupancy	96.12%	93.80%	2.47%
Average Economic Occupancy	96.29%	93.20%	3.32%

Signature at Reston (508 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,241	N/A	N/A
Average Rental Rate Per Occupied Square Foot	$2.49	N/A	N/A
Average Physical Occupancy	45.47%	N/A	N/A
Average Economic Occupancy	38.63%	N/A	N/A

Proto Kendall Square (280 units), Cambridge, MA [2,3]
Average Monthly Rental Rate	$2,655	N/A	N/A
Average Rental Rate Per Occupied Square Foot	$4.91	N/A	N/A
Average Physical Occupancy	51.90%	N/A	N/A
Average Economic Occupancy	47.33%	N/A	N/A

Boston Marriott Cambridge (437 rooms), Cambridge, MA [3]
Average Occupancy	75.40%	76.70%	(1.69)%
Average Daily Rate	$295.06	$285.11	3.49%
Revenue Per Available Room	$290.00	$289.19	0.28%

_____________

[1]	Includes retail space.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	Excludes retail space.

Q4 2018
In-service property listing

as of December 31, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,763,530	98.2%	$65.70
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,184	98.2%	59.66
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	97.8%	62.33
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	64.40
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	71.50
Prudential Center (retail shops) [3]	CBD Boston MA	1	595,334	96.1%	86.41
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	94.3%	50.52
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	95.1%	72.56
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,235	100.0%	54.44
Subtotal		9	7,413,899	97.9%	$65.52

355 Main Street	East Cambridge MA	1	265,342	100.0%	$72.27
90 Broadway	East Cambridge MA	1	223,771	96.6%	64.35
255 Main Street	East Cambridge MA	1	216,023	92.4%	77.72
300 Binney Street	East Cambridge MA	1	195,191	100.0%	58.51
150 Broadway	East Cambridge MA	1	177,226	100.0%	48.20
105 Broadway	East Cambridge MA	1	152,664	100.0%	65.14
325 Main Street	East Cambridge MA	1	115,361	100.0%	50.41
250 Binney Street	East Cambridge MA	1	67,362	100.0%	45.05
University Place	Mid-Cambridge MA	1	195,282	100.0%	48.95
Subtotal		9	1,608,222	98.5%	$61.15

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,000,449	93.4%	$42.50
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	92.7%	36.68
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	38.81
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.88
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	89.8%	37.90
230 CityPoint	Route 128 Mass Turnpike MA	1	296,306	93.5%	39.19
200 West Street	Route 128 Mass Turnpike MA	1	256,245	79.7%	39.09
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	98.1%	51.02
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.43
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.82
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	—%	—
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	41.42
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	55.93
191 Spring Street [5]	Route 128 Northwest MA	1	170,997	100.0%	43.16
Lexington Office Park	Route 128 Northwest MA	2	166,775	77.3%	29.90
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	41.67
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	44.88
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.57
164 Lexington Road	Route 128 Northwest MA	1	64,140	—%	—
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	43.26
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	39.71
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	42.48
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	45.09
Subtotal		29	4,669,622	91.7%	$41.95

Boston Office Total:		47	13,691,743	95.9%	$57.26

Residential
Proto Kendall Square (280 units) [5]	East Cambridge MA	1	166,717
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		2	253,814

Q4 2018
In-service property listing (continued)

as of December 31, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		50	14,279,817

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,117,647	99.3%	$62.66
Santa Monica Business Park (55% ownership) [4,5]	West Los Angeles CA	14	1,103,882	94.5%	50.63
Santa Monica Business Park Retail (55% ownership) [3,4,5]	West Los Angeles CA	7	74,242	92.3%	49.82
Subtotal		27	2,295,771	96.7%	$56.64

Los Angeles Total:		27	2,295,771	96.7%	$56.64

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,853,995	90.2%	$160.65
399 Park Avenue	Park Avenue NY	1	1,573,999	73.3%	93.19
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,435,543	99.3%	98.89
599 Lexington Avenue	Park Avenue NY	1	1,062,481	98.9%	90.77
Times Square Tower (55% ownership)	Times Square NY	1	1,247,805	98.8%	79.32
250 West 55th Street	Times Square / West Side NY	1	967,323	97.2%	91.37
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,592	98.1%	131.21
540 Madison Avenue (60% ownership) [4]	Fifth/Madison Avenue NY	1	283,727	82.3%	101.07
Subtotal		8	8,780,465	91.8%	$107.44

One Tower Center	East Brunswick NJ	1	412,060	36.1%	$30.85
Subtotal		1	412,060	36.1%	$30.85

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$36.19
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.47
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	36.06
212 Carnegie Center	Princeton NJ	1	151,547	65.5%	34.91
214 Carnegie Center	Princeton NJ	1	148,942	49.1%	37.56
506 Carnegie Center	Princeton NJ	1	140,312	32.3%	40.34
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	35.20
202 Carnegie Center	Princeton NJ	1	134,381	85.2%	38.55
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	37.10
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.53
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	36.98
502 Carnegie Center	Princeton NJ	1	121,460	94.8%	36.75
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	40.02
104 Carnegie Center	Princeton NJ	1	102,830	27.0%	36.71
103 Carnegie Center	Princeton NJ	1	96,332	69.9%	31.87
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	34.52
302 Carnegie Center	Princeton NJ	1	64,926	96.1%	35.52
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	34.61
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	34.94
Subtotal		18	2,267,644	83.0%	$36.01

New York Total:		27	11,460,169	88.0%	$92.97

Q4 2018
In-service property listing (continued)

as of December 31, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO
Office
Salesforce Tower (95% ownership) [5]	CBD San Francisco CA	1	1,420,682	69.9%	$84.76
Embarcadero Center Four	CBD San Francisco CA	1	939,760	87.6%	72.18
Embarcadero Center One	CBD San Francisco CA	1	830,248	83.5%	64.24
Embarcadero Center Two	CBD San Francisco CA	1	791,294	98.3%	70.58
Embarcadero Center Three	CBD San Francisco CA	1	781,900	96.8%	62.99
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	62.71
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	77.12
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	74.03
Subtotal		9	5,621,992	87.2%	$71.23

601 and 651 Gateway	South San Francisco CA	2	506,279	94.5%	$43.69
611 Gateway	South San Francisco CA	1	260,197	50.4%	43.02
Mountain View Research Park	Mountain View CA	15	542,289	95.5%	48.54
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	74.20
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	44.04
3625-3635 Peterson Way [6]	Santa Clara CA	1	218,366	100.0%	23.11
North First Business Park [6]	San Jose CA	5	190,636	90.6%	24.27
Subtotal		26	1,888,779	89.5%	$43.04

San Francisco Total:		35	7,510,771	87.8%	$64.00

WASHINGTON, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	100.0%	$61.45
Metropolitan Square (20% ownership) [4]	East End Washington DC	1	613,425	83.6%	67.41
901 New York Avenue (25% ownership) [4]	East End Washington DC	1	539,435	90.9%	67.66
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.4%	80.38
Market Square North (50% ownership) [4]	East End Washington DC	1	415,499	82.5%	67.43
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	93.80
1330 Connecticut Avenue	CBD Washington DC	1	251,874	87.2%	68.43
Sumner Square	CBD Washington DC	1	208,892	97.6%	53.48
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,860	100.0%	72.01
Subtotal		9	3,828,663	93.0%	$70.92

South of Market	Reston VA	3	623,666	80.5%	$58.33
Fountain Square	Reston VA	2	497,259	90.6%	51.52
One Freedom Square	Reston VA	1	432,585	96.8%	51.91
Two Freedom Square	Reston VA	1	421,757	98.7%	50.52
One and Two Discovery Square	Reston VA	2	366,990	96.9%	47.73
One Reston Overlook	Reston VA	1	319,519	100.0%	41.64
Reston Corporate Center	Reston VA	2	261,046	100.0%	42.37
Democracy Tower	Reston VA	1	259,441	100.0%	54.98
Fountain Square Retail [3]	Reston VA	1	223,030	98.0%	55.43
Two Reston Overlook	Reston VA	1	134,615	100.0%	40.98
Subtotal		15	3,539,908	94.2%	$50.48

Wisconsin Place Office	Montgomery County MD	1	299,186	99.0%	$56.07
2600 Tower Oaks Boulevard [7]	Montgomery County MD	1	179,421	52.6%	29.96
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%	42.80
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%	35.65
Kingstowne Two	Springfield VA	1	156,089	63.4%	38.22
Kingstowne One	Springfield VA	1	151,483	86.4%	36.92
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%	19.31

Q4 2018
In-service property listing (continued)

as of December 31, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%		23.62
8000 Grainger Court	Springfield VA	1	88,775	—%		—
Kingstowne Retail [3]	Springfield VA	1	88,288	100.0%		37.59
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		16.95
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		29.92
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		16.25
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.33
8000 Corporate Court	Springfield VA	1	52,539	100.0%		15.18
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.98
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		17.00
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%		26.71
Annapolis Junction Building Seven (50% ownership) [4]	Anne Arundel County MD	1	127,229	100.0%		35.84
Annapolis Junction Building Eight (50% ownership) [4]	Anne Arundel County MD	1	125,685	—%		—
Annapolis Junction Building Six (50% ownership) [4]	Anne Arundel County MD	1	119,339	75.2%		31.94
Subtotal		21	2,478,150	82.2%		$34.88

Washington, DC Office Total:		45	9,846,721	90.7%		$55.04

Residential
Signature at Reston (508 units) [5]	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		47	10,719,878

Total In-Service Properties:		186	46,266,406	91.4%	[8]	$66.63	[8]

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	This is a retail property.

[4]	This is an unconsolidated joint venture property.

[5]	Not included in the Same Property analysis.

[6]	Property held for redevelopment.

[7]	On January 24, 2019, the Company completed the sale of this property. For additional information, reference the Company's fourth quarter earnings press release.

[8]	Excludes Hotel and Residential properties. For additional detail, see page 18.

Q4 2018
Top 20 tenants listing and portfolio tenant diversification

as of December 31, 2018
TOP 20 TENANTS

No.	Tenant	BXP's Share of Annualized Rental Obligations [1]
1	Arnold & Porter Kaye Scholer	3.10%
2	US Government	1.99%
3	salesforce.com [2]	1.90%
4	Biogen	1.86%
5	Kirkland & Ellis	1.68%
6	Shearman & Sterling	1.62%
7	Google	1.58%
8	Ropes & Gray	1.47%
9	O'Melveny & Myers	1.15%
10	Wellington Management	1.15%
11	Weil Gotshal & Manges	1.05%
12	WeWork	1.02%
13	Bank of America	0.95%
14	Aramis (Estee Lauder)	0.95%
15	Apple	0.92%
16	Mass Financial Services	0.91%
17	Hunton Andrews Kurth	0.81%
18	Starr Indemnity & Liability Co.	0.80%
19	Morrison & Foerster	0.78%
20	Genentech	0.75%
	BXP's Share of Annualized Rental Obligations	26.45%
	BXP's Share of Square Feet	22.01%
NOTABLE SIGNED DEALS [3]

Tenant	Property	Square Feet
Fannie Mae	Reston Gateway	850,000
Marriott International [4]	7750 Wisconsin Avenue	733,000
Akamai Technologies	145 Broadway	477,000
Verizon	100 Causeway Street	440,000
Millennium Management	399 Park Avenue	309,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
TENANT DIVERSIFICATION [1]

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	As of December 31, 2018, the Company had commenced revenue recognition on approximately 580,000 square feet of the approximately 886,000 square feet leased to salesforce.com.

[3]	Represents leases signed with occupancy commencing in the future.

[4]	Subject to adjustment based on final building design, which is currently estimated to be approximately 740,000 rentable square feet, see page 13.

Q4 2018
Occupancy by location

as of December 31, 2018

TOTAL IN-SERVICE OFFICE PROPERTIES [1] - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Dec-18	30-Sep-18	31-Dec-18	30-Sep-18	31-Dec-18	30-Sep-18
Boston	98.0%	97.1%	91.7%	91.7%	95.9%	95.3%
Los Angeles	96.7%	96.2%	—%	—%	96.7%	96.2%
New York	91.8%	90.6%	75.8%	74.9%	88.0%	86.9%
San Francisco	87.2%	92.8%	89.5%	87.4%	87.8%	91.1%
Washington, DC	93.0%	90.3%	89.3%	88.5%	90.7%	89.2%
Total Portfolio	93.4%	93.4%	87.7%	86.9%	91.4%	91.1%

SAME PROPERTY OFFICE PROPERTIES [1,2] - Year-over-Year

	CBD		Suburban		Total
Location	31-Dec-18	31-Dec-17	31-Dec-18	31-Dec-17	31-Dec-18	31-Dec-17
Boston	98.0%	95.3%	91.3%	92.0%	95.8%	94.2%
Los Angeles	99.3%	85.6%	—%	—%	99.3%	85.6%
New York	91.8%	89.2%	75.8%	75.5%	88.0%	86.0%
San Francisco	93.1%	92.8%	89.5%	83.6%	91.9%	89.9%
Washington, DC	93.0%	90.8%	89.3%	91.9%	90.7%	91.4%
Total Portfolio	94.6%	91.9%	87.5%	88.0%	92.0%	90.5%

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q4 2018
Capital structure

(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,995,328
Unsecured Line of Credit	—
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	7,600,000
Outstanding Principal	11,095,328
Discount on Unsecured Senior Notes	(18,722)
Deferred Financing Costs, Net	(68,849)
Consolidated Debt	$11,007,757
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
New Dominion Technology Park, Building One	January 15, 2021	7.84%	7.69%	$29,844
University Place	August 1, 2021	6.99%	6.94%	5,605
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	659,879
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,995,328
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES [1]

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	November 15, 2020	5.71%	5.63%	$700,000
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes ("green bonds")	December 1, 2028	4.63%	4.50%	1,000,000
				$7,600,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	154,458	154,458	$17,384,248
Common Operating Partnership Units	17,775	17,775	2,000,576
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		172,233	$19,584,824

Consolidated Debt (A)			$11,007,757
Add: BXP's share of unconsolidated joint venture debt [3]			890,574
Less: Partners' share of consolidated debt [4]			1,204,774
BXP's Share of Debt [5] (B)			$10,693,557

Consolidated Market Capitalization (C)			$30,592,581
BXP's Share of Market Capitalization [5] (D)			$30,278,381
Consolidated Debt/Consolidated Market Capitalization (A÷C)			35.98%
BXP's Share of Debt/BXP's Share of Market Capitalization [5] (B÷D)			35.32%
_____________

[1]	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa1 (stable) by S&P, Fitch and Moody's, respectively.

[2]	Values based on December 31, 2018 closing price of $112.55 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.

[3]	Amount is calculated based on the Company's percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 32.

[4]	Amount is calculated based on the outside partners' percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 30.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q4 2018
Debt analysis [1]

as of December 31, 2018
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at December 31, 2018	Letters of Credit	Remaining Capacity at December 31, 2018
Unsecured Line of Credit	$1,500,000	$—	$214	$1,499,786
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	73.07%	3.92%	4.00%	5.5
Secured Debt	26.93%	3.77%	3.94%	7.2
Consolidated Debt	100.00%	3.88%	3.99%	6.0

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	4.53%	3.27%	3.36%	3.3
Fixed Rate Debt	95.47%	3.91%	4.01%	6.1
Consolidated Debt	100.00%	3.88%	3.99%	6.0

_____________

[1]	Excludes unconsolidated joint ventures. For information on BXP's share of unconsolidated joint venture debt, see page 32.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q4 2018
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company's Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the "Indenture"), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of December 31, 2018 to show that the Company's Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company's financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	42.3%	39.0%
Secured Debt/Total Assets	Less than 50%	14.4%	13.3%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.10	4.10
Unencumbered Assets/ Unsecured Debt	Greater than 150%	263.2%	285.2%
_____________

[1]
Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (a) annualized EBITDA capitalized at 7.0% and (b) the undepreciated book value as determined under GAAP.

Q4 2018
Net Debt to EBITDAre

(dollars in thousands)
Reconciliation of BXP's Share of EBITDAre and BXP's Share of EBITDAre – cash [1]

	Three Months Ended
	31-Dec-18	30-Sep-18
Net income attributable to Boston Properties, Inc. common shareholders	$148,529	$119,118
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	17,662	13,852
Noncontrolling interest in property partnerships	16,425	14,850
Net income	185,241	150,445
Add:
Interest expense	100,378	95,366
Losses from early extinguishments of debt	16,490	—
Depreciation and amortization expense	165,439	157,996
Impairment losses	11,812	—
Less:
Gains on sales of real estate	59,804	7,863
Income (loss) from unconsolidated joint ventures	5,305	(4,313)
Add:
BXP's share of EBITDAre from unconsolidated joint ventures [2]	25,388	23,067
EBITDAre [1]	439,639	423,324
Less:
Partners' share of EBITDAre from consolidated joint ventures [3]	46,393	44,060
BXP's Share of EBITDAre [1] (A)	393,246	379,264
Add:
Stock-based compensation expense	8,417	8,457
Straight-line ground rent expense adjustment	1,055	1,062
BXP's Share of lease transaction costs that qualify as rent inducements [1]	4,198	3,846
Less:
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of straight-line rent [1]	5,487	4,846
BXP's Share of fair value lease revenue [1]	5,119	5,007
BXP's Share of EBITDAre – cash [1]	$396,310	$382,776

BXP's Share of EBITDAre (Annualized) [4] (A x 4)	$1,572,984	$1,517,056

Reconciliation of BXP's Share of Net Debt [1]

	31-Dec-18	30-Sep-18
Consolidated debt	$11,007,757	$10,889,702
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	543,359	322,502
Cash held in escrow for 1031 exchange	44,401	56,105
Net debt [1]	10,419,997	10,511,095
Add:
BXP's share of unconsolidated joint venture debt [2]	890,574	869,194
Partners' share of cash and cash equivalents from consolidated joint ventures	124,202	107,241
Less:
BXP's share of cash and cash equivalents from unconsolidated joint ventures	99,750	97,559
Partners' share of consolidated joint venture debt [3]	1,204,774	1,205,958
BXP's Share of Net Debt [1] (B)	$10,130,249	$10,184,013

BXP's Share of Net Debt to BXP's Share of EBITDAre (Annualized) [B ÷ (A x 4)]	6.44	6.71
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For disclosures related to the calculation of BXP's share from unconsolidated joint ventures for the three months ended December 31, 2018, see pages 32 and 59.

[3]	For disclosures related to the calculation of Partners' share from consolidated joint ventures for the three months ended December 31, 2018, see pages 30 and 58.

[4]	BXP's Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q4 2018
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Dec-18	30-Sep-18
BXP's Share of interest expense [1]	$100,254	$93,682
Less:
BXP's Share of hedge amortization [1]	1,435	1,435
BXP's Share of amortization of financing costs [1]	2,886	2,833
Adjusted interest expense excluding capitalized interest (A)	95,933	89,414
Add:
BXP's Share of capitalized interest [1]	14,512	16,558
Adjusted interest expense including capitalized interest (B)	$110,445	$105,972

BXP's Share of EBITDAre – cash [1,2] (C)	$396,310	$382,776

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.13	4.28
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.59	3.61

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Dec-18	30-Sep-18
BXP's Share of interest expense [1]	$100,254	$93,682
Less:
BXP's Share of hedge amortization [1]	1,435	1,435
BXP's Share of amortization of financing costs [1]	2,886	2,833
Add:
BXP's Share of capitalized interest [1]	14,512	16,558
BXP's Share of maintenance capital expenditures [1]	16,787	25,222
Hotel improvements, equipment upgrades and replacements	272	211
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$130,129	$134,030

BXP's Share of EBITDAre – cash [1,2] (B)	$396,310	$382,776
Fixed Charge Coverage Ratio (B÷A)	3.05	2.86

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For a qualitative reconciliation of BXP's Share of EBITDAre – cash, see page 28.

Q4 2018
Consolidated joint ventures

as of December 31, 2018
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Salesforce Tower [1,2]	Joint Ventures

Real estate, net	$3,247,030	$2,188,324	$1,110,520	$6,545,874
Cash and cash equivalents	123,928	164,967	7,912	296,807
Other assets	280,920	330,033	38,493	649,446
Total assets	$3,651,878	$2,683,324	$1,156,925	$7,492,127

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,270,485	$658,792	$—	$2,929,277
Other liabilities	142,335	85,779	58,634	286,748
Total liabilities	2,412,820	744,571	58,634	3,216,025
Equity:
Boston Properties, Inc.	744,844	745,811	1,073,902	2,564,557
Noncontrolling interests	494,214	1,192,942	24,389	1,711,545	[3]
Total equity	1,239,058	1,938,753	1,098,291	4,276,102
Total liabilities and equity	$3,651,878	$2,683,324	$1,156,925	$7,492,127

BXP's nominal ownership percentage	60%	55%	95%

Partners' share of cash and cash equivalents [4]	$49,571	$74,235	$396	$124,202

Partners' share of consolidated debt [4,5]	$908,318	$296,456	$—	$1,204,774

_____________

[1]	Certain balances contain amounts that eliminate in consolidation.

[2]
On January 18, 2019, the joint venture agreement was amended and the partner exercised its right to cause the Company to purchase on April 1, 2019 its 5% ownership interest and promoted interest in the venture.

[3]	Amount excludes preferred shareholders' capital of approximately $0.1 million.

[4]	Amounts represent the partners' share based on their respective ownership percentage.

[5]	Amounts adjusted for basis differentials.

Q4 2018
Consolidated joint ventures (continued)

for the three months ended December 31, 2018
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Rent	$57,262	$76,239	$20,035	$153,536
Straight-line rent	(1,502)	2,279	(6,689)	(5,912)
Fair value lease revenue	4,509	252	—	4,761
Termination income	275	11	—	286
Base Rent	60,544	78,781	13,346	152,671
Recoveries from tenants	12,946	16,829	6,860	36,635
Parking and other	732	1,632	345	2,709
Total rental revenue	74,222	97,242	20,551	192,015
Expenses
Operating	28,867	33,885	8,973	71,725
Net Operating Income (NOI)	45,355	63,357	11,578	120,290

Other income (expense)
Development and management services revenue	525	807	27	1,359
Interest and other income	635	570	152	1,357
Interest expense	(20,533)	(5,970)	—	(26,503)
Depreciation and amortization expense	(23,141)	(21,309)	(5,757)	(50,207)
Total other income (expense)	(42,514)	(25,902)	(5,578)	(73,994)
Net income	$2,841	$37,455	$6,000	$46,296

FUNDS FROM OPERATIONS (FFO)

BXP's nominal ownership percentage	60%	55%	95%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners' share of FFO	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Net income	$2,841	$37,455	$6,000	$46,296
Add: Depreciation and amortization expense	23,141	21,309	5,757	50,207
Entity FFO	$25,982	$58,764	$11,757	$96,503

Partners' NCI [1]	$443	$16,017	$(35)	$16,425
Partners' share of depreciation and amortization expense after BXP's basis differential [1]	9,240	9,567	260	19,067
Partners' share FFO [1]	$9,683	$25,584	$225	$35,492

Reconciliation of BXP's share of FFO
BXP's share of net income adjusted for partners' NCI	$2,398	$21,438	$6,035	$29,871
Depreciation and amortization expense - BXP's basis difference	40	49	553	642
BXP's share of depreciation and amortization expense	13,861	11,693	4,944	30,498
BXP's share of FFO	$16,299	$33,180	$11,532	$61,011

_____________

[1]	Amounts represent the partners' share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and interest to BXP.

Q4 2018
Unconsolidated joint ventures [1]

as of December 31, 2018
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP's Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue	60.00%	$66,391	$71,646	June 5, 2023	3.40%	3.51%
Santa Monica Business Park	55.00%	180,952	163,110	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	253,495	274,557	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	82,520	61,954	December 18, 2020	4.61%	5.76%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	69,302	57,723	September 6, 2021	4.60%	5.08%
Residential	50.00%	47,505	19,385	April 19, 2022	4.42%	4.70%
100 Causeway Street	50.00%	23,804	—	—	—%	—%
Hotel Air Rights	50.00%	3,022	—	—	—%	—%
1001 6th Street	50.00%	42,557	—	—	—%	—%
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	69,724	—	—	—%	—%
Annapolis Junction	50.00%	25,268	—	—	—%	—%
Annapolis Junction Building Six [3]	50.00%	—	6,518	November 17, 2019	4.47%	4.78%
Annapolis Junction Building Seven and Eight	50.00%	—	17,676	December 7, 2019	4.65%	4.93%
1265 Main Street	50.00%	3,918	19,297	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(6,424)	59,282	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	38,214	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(5,026)	31,422	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [4]	25.00%	46,993	19,928	July 13, 2023	5.83%	5.91%
901 New York Avenue	25.00%	(13,640)	55,982	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	2,644	32,094	May 5, 2020	5.75%	5.81%
		931,219
Investments with deficit balances reflected within Other Liabilities		25,090
Investment in Joint Ventures		$956,309
Mortgage/Construction Loans Payable, Net			$890,574
FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	28.61%	4.35%	4.82%	3.0
Fixed Rate Debt	71.39%	3.96%	4.03%	6.8
Total Debt	100.00%	4.07%	4.26%	5.7

Q4 2018
Unconsolidated joint ventures (continued) [1]

_____________

[1]	Amounts represent BXP's share based on its ownership percentage.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.

[3]	On January 24, 2019, the joint venture extended the loan maturity to November 17, 2020.

[4]	The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable on the Company's Consolidated Balance Sheets.

Q4 2018
Unconsolidated joint ventures (continued)

for the three months ended December 31, 2018
(unaudited and dollars in thousands)
RESULTS OF OPERATIONS

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Rent	$5,353	$4,168	$5,793	$7,017		$2,797	$2,923	$14,894		$12,845	$1,086	$56,876
Straight-line rent	220	469	16	211		50	(56)	2,865		1,830	574	6,179
Fair value lease revenue	—	—	—	—		—	—	96		912	—	1,008
Termination income	3	—	—	50		—	—	—		—	—	53
Base rent	5,576	4,637	5,809	7,278		2,847	2,867	17,855		15,587	1,660	64,116
Recoveries from tenants	534	986	1,245	1,271		523	1,519	592		2,089	701	9,460
Parking and other	39	191	709	445		55	127	3,001		1,791	1,113	7,471
Total rental revenue	6,149	5,814	7,763	8,994		3,425	4,513	21,448		19,467	3,474	81,047
Expenses
Operating	3,606	2,520	3,874	3,573		1,684	1,802	5,423		7,521	1,377	31,380
Net operating income/(loss)	2,543	3,294	3,889	5,421		1,741	2,711	16,025		11,946	2,097	49,667

Other income/(expense)
Development and management services revenue	107	2	1	—		—	—	6		8	2	126
Interest and other income	82	81	2	125		95	18	190		—	428	1,021
Interest expense	(1,099)	(1,463)	(2,155)	(2,075)		(1,399)	(1,128)	(5,033)		(7,589)	(375)	(22,316)
Depreciation and amortization expense	(1,962)	(1,061)	(5,827)	(1,523)		(1,011)	(944)	(4,924)		(9,807)	(1,774)	(28,833)
Gain on distribution of real estate	—	—	—	—		16,959	—	—		—	—	16,959
Subtotal	(2,872)	(2,441)	(7,979)	(3,473)		14,644	(2,054)	(9,761)		(17,388)	(1,719)	(33,043)
Net income/(loss)	$(329)	$853	$(4,090)	$1,948		$16,385	$657	$6,264		$(5,442)	$378	$16,624

BXP's nominal ownership percentage	60%	50%	20%	25%		50%	30%	50%		55%

Reconciliation of BXP's share of Funds from Operations (FFO)
BXP's share of net income/(loss)	$(197)	$427	$(818)	$524	[3]	$8,193	$197	$3,132		$(2,993)	$272	$8,737
Basis differential
Straight-line rent	$—	$—	$—	$—		$—	$—	$537	[4]	$—	$—	$537
Fair value lease revenue	—	—	—	—		—	—	410	[4]	—	—	410
Depreciation and amortization expense	164	(45)	(53)	(1,748)		(37)	—	(2,435)	[4]	—	(16)	(4,170)
Gain on distribution of real estate	—	—	—	—		(209)	—	—		—	—	(209)
Total basis differential [5]	164	(45)	(53)	(1,748)		(246)	—	(1,488)	[4]	—	(16)	(3,432)
Income/(loss) from unconsolidated joint ventures	(33)	382	(871)	(1,224)	[3]	7,947	197	1,644		(2,993)	256	5,305
Add:
BXP's share of depreciation and amortization expense	1,013	576	1,218	2,979	[3]	541	283	4,897		5,394	675	17,576
Less:
BXP's share of gain on distribution of real estate	—	—	—	—		8,270	—	—		—	—	8,270
BXP's share of FFO	$980	$958	$347	$1,755		$218	$480	$6,541		$2,401	$931	$14,611

Q4 2018
Unconsolidated joint ventures (continued)

_____________

[1]
Annapolis Junction includes four in-service properties and two undeveloped land parcels. On December 31, 2018 the Company and its partner in the joint venture entered into a distribution agreement whereby the joint venture distributed one of the four in-service properties to the partner including the assumption by the partner of the mortgage indebtedness collateralized by the property. Mortgage indebtedness at the time of the distribution totaled $45.4 million including accrued interest. The gain on distribution of real estate is included within income from unconsolidated joint ventures in the Company's consolidated statements of operations.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility and 3 Hudson Boulevard.

[3]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[4]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

[5]	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q4 2018
Lease expirations - All in-service properties[1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	68,474	4,078,636	59.56	4,078,636	59.56	0.16%	[4]
2019	2,465,204	129,763,768	52.64	130,087,935	52.77	5.81%
2020	3,721,044	220,444,832	59.24	228,517,571	61.41	8.76%
2021	3,408,909	190,887,971	56.00	198,850,837	58.33	8.03%
2022	3,835,318	242,533,823	63.24	250,158,014	65.22	9.03%
2023	2,031,888	122,808,230	60.44	133,628,741	65.77	4.79%
2024	3,494,035	208,455,465	59.66	226,591,632	64.85	8.23%
2025	2,677,229	162,761,137	60.79	182,038,916	68.00	6.31%
2026	3,104,442	226,248,709	72.88	254,207,240	81.89	7.31%
2027	1,753,053	113,900,326	64.97	132,084,888	75.35	4.13%
Thereafter	11,953,611	863,546,453	72.24	1,110,443,078	92.90	28.15%

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	17,485	10,066,126	575.70	10,066,126	575.70	0.72%	[4]
2019	127,503	7,496,038	58.79	8,222,849	64.49	5.26%
2020	225,850	14,132,477	62.57	14,191,325	62.84	9.32%
2021	133,623	21,703,503	162.42	21,878,798	163.74	5.51%
2022	231,303	18,674,759	80.74	19,113,102	82.63	9.54%
2023	223,862	18,261,928	81.58	19,348,430	86.43	9.23%
2024	123,118	11,240,085	91.30	12,665,292	102.87	5.08%
2025	127,161	8,521,485	67.01	9,344,821	73.49	5.25%
2026	117,154	15,060,913	128.56	16,765,458	143.11	4.83%
2027	108,867	13,525,236	124.24	15,408,816	141.54	4.49%
Thereafter	772,306	79,759,682	103.27	110,678,630	143.31	31.86%

IN-SERVICE PROPERTIES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	85,959	14,144,762	164.55	14,144,762	164.55	0.19%	[4]
2019	2,592,707	137,259,806	52.94	138,310,784	53.35	5.78%
2020	3,946,894	234,577,309	59.43	242,708,896	61.49	8.79%
2021	3,542,532	212,591,474	60.01	220,729,635	62.31	7.89%
2022	4,066,621	261,208,582	64.23	269,271,116	66.21	9.06%
2023	2,255,750	141,070,158	62.54	152,977,171	67.82	5.03%
2024	3,617,153	219,695,550	60.74	239,256,924	66.15	8.06%
2025	2,804,390	171,282,622	61.08	191,383,737	68.24	6.25%
2026	3,221,596	241,309,622	74.90	270,972,698	84.11	7.18%
2027	1,861,920	127,425,562	68.44	147,493,704	79.22	4.15%
Thereafter	12,725,917	943,306,135	74.12	1,221,121,708	95.96	28.35%

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Lease expirations - Boston region in-service properties [1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	38,103	2,019,197	52.99	2,019,197	52.99	[4]
2019	415,086	18,552,786	44.70	18,732,175	45.13
2020	488,211	26,566,146	54.42	27,391,638	56.11
2021	859,925	41,156,926	47.86	41,359,896	48.10
2022	1,493,891	78,782,481	52.74	80,081,022	53.61
2023	775,737	43,177,000	55.66	46,455,739	59.89
2024	972,108	48,065,450	49.44	52,681,507	54.19
2025	1,268,799	76,472,206	60.27	83,699,461	65.97
2026	1,193,919	80,484,725	67.41	90,089,284	75.46
2027	593,259	30,655,451	51.67	35,229,106	59.38
Thereafter	4,045,703	230,796,294	57.05	272,366,803	67.32

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	1	60,000	60,000.00	60,000	60,000.00	[4]
2019	55,677	3,554,016	63.83	3,554,901	63.85
2020	89,666	5,336,143	59.51	5,364,220	59.82
2021	30,209	2,633,212	87.17	2,668,168	88.32
2022	71,989	5,512,709	76.58	5,557,773	77.20
2023	80,258	7,760,648	96.70	8,142,176	101.45
2024	72,427	4,545,338	62.76	4,980,734	68.77
2025	25,246	3,355,671	132.92	3,666,339	145.22
2026	18,912	5,107,103	270.05	5,845,757	309.10
2027	64,268	10,396,223	161.76	11,757,911	182.95
Thereafter	360,942	18,286,203	50.66	20,884,440	57.86

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	38,104	2,079,197	54.57	2,079,197	54.57	[4]
2019	470,763	22,106,802	46.96	22,287,076	47.34
2020	577,877	31,902,289	55.21	32,755,858	56.68
2021	890,134	43,790,138	49.19	44,028,064	49.46
2022	1,565,880	84,295,190	53.83	85,638,795	54.69
2023	855,995	50,937,648	59.51	54,597,915	63.78
2024	1,044,535	52,610,788	50.37	57,662,241	55.20
2025	1,294,045	79,827,877	61.69	87,365,800	67.51
2026	1,212,831	85,591,828	70.57	95,935,041	79.10
2027	657,527	41,051,674	62.43	46,987,017	71.46
Thereafter	4,406,645	249,082,497	56.52	293,251,243	66.55

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Quarterly lease expirations - Boston region in-service properties [1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	38,103	2,019,197	52.99	2,019,197	52.99	[4]
Total 2018	38,103	2,019,197	52.99	2,019,197	52.99

Q1 2019	85,667	3,492,798	40.77	3,545,371	41.39
Q2 2019	48,526	1,856,102	38.25	1,904,102	39.24
Q3 2019	199,781	8,865,749	44.38	8,930,991	44.70
Q4 2019	81,112	4,338,137	53.48	4,351,711	53.65
Total 2019	415,086	18,552,786	44.70	18,732,175	45.13

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	1	60,000	60,000.00	60,000	60,000.00	[4]
Total 2018	1	60,000	60,000.00	60,000	60,000.00

Q1 2019	47,020	2,310,186	49.13	2,311,071	49.15
Q2 2019	—	—	—	—	—
Q3 2019	4,150	687,790	165.73	687,790	165.73
Q4 2019	4,507	556,040	123.37	556,040	123.37
Total 2019	55,677	3,554,016	63.83	3,554,901	63.85

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	38,104	2,079,197	54.57	2,079,197	54.57	[4]
Total 2018	38,104	2,079,197	54.57	2,079,197	54.57

Q1 2019	132,687	5,802,984	43.73	5,856,442	44.14
Q2 2019	48,526	1,856,102	38.25	1,904,102	39.24
Q3 2019	203,931	9,553,539	46.85	9,618,781	47.17
Q4 2019	85,619	4,894,178	57.16	4,907,752	57.32
Total 2019	470,763	22,106,802	46.96	22,287,076	47.34

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	5,218	328,734	63.00	328,734	63.00	[4]
2019	41,919	2,131,802	50.86	2,180,918	52.03
2020	416,669	20,344,536	48.83	25,248,332	60.60
2021	350,514	21,788,256	62.16	23,858,726	68.07
2022	43,921	2,441,177	55.58	2,769,132	63.05
2023	141,388	7,968,739	56.36	9,244,474	65.38
2024	111,182	5,833,509	52.47	6,855,679	61.66
2025	186,894	9,791,276	52.39	11,992,434	64.17
2026	430,043	24,568,694	57.13	31,182,288	72.51
2027	13,937	590,940	42.40	712,192	51.10
Thereafter	354,904	24,501,134	69.04	34,860,902	98.23

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	—	—	—	—	—
2019	2,000	11,808	5.90	11,808	5.90
2020	22,865	1,283,126	56.12	1,313,187	57.43
2021	—	—	—	—	—
2022	39,888	1,636,180	41.02	1,806,935	45.30
2023	1,405	84,729	60.31	92,667	65.96
2024	2,333	187,573	80.40	228,211	97.82
2025	—	—	—	—	—
2026	5,827	398,042	68.31	506,421	86.91
2027	—	—	—	—	—
Thereafter	17,993	593,769	33.00	898,211	49.92

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	5,218	328,734	63.00	328,734	63.00	[4]
2019	43,919	2,143,610	48.81	2,192,726	49.93
2020	439,534	21,627,662	49.21	26,561,519	60.43
2021	350,514	21,788,256	62.16	23,858,726	68.07
2022	83,809	4,077,357	48.65	4,576,067	54.60
2023	142,793	8,053,468	56.40	9,337,141	65.39
2024	113,515	6,021,082	53.04	7,083,890	62.40
2025	186,894	9,791,276	52.39	11,992,434	64.17
2026	435,870	24,966,736	57.28	31,688,709	72.70
2027	13,937	590,940	42.40	712,192	51.10
Thereafter	372,897	25,094,903	67.30	35,759,113	95.90

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	5,218	328,734	63.00	328,734	63.00	[4]
Total 2018	5,218	328,734	63.00	328,734	63.00

Q1 2019	5,853	352,701	60.26	352,701	60.26
Q2 2019	5,561	82,853	14.90	82,853	14.90
Q3 2019	—	—	—	—	—
Q4 2019	30,505	1,696,247	55.61	1,745,364	57.22
Total 2019	41,919	2,131,802	50.86	2,180,918	52.03

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	—	—	—	—	—
Total 2018	—	—	—	—	—

Q1 2019	—	—	—	—	—
Q2 2019	—	—	—	—	—
Q3 2019	2,000	11,808	5.90	11,808	5.90
Q4 2019	—	—	—	—	—
Total 2019	2,000	11,808	5.90	11,808	5.90

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	5,218	328,734	63.00	328,734	63.00	[4]
Total 2018	5,218	328,734	63.00	328,734	63.00

Q1 2019	5,853	352,701	60.26	352,701	60.26
Q2 2019	5,561	82,853	14.90	82,853	14.90
Q3 2019	2,000	11,808	5.90	11,808	5.90
Q4 2019	30,505	1,696,247	55.61	1,745,364	57.22
Total 2019	43,919	2,143,610	48.81	2,192,726	49.93

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Lease expirations - New York region in-service properties [1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	4,196	411,026	97.96	411,026	97.96	[4]
2019	363,809	28,277,828	77.73	28,282,064	77.74
2020	971,391	77,558,959	79.84	77,751,852	80.04
2021	363,714	33,554,382	92.25	33,726,231	92.73
2022	970,586	90,317,718	93.05	90,807,080	93.56
2023	267,284	19,679,622	73.63	20,250,242	75.76
2024	1,142,221	83,156,926	72.80	86,952,633	76.13
2025	584,817	41,705,546	71.31	46,166,382	78.94
2026	788,202	66,891,389	84.87	70,952,358	90.02
2027	321,407	27,970,214	87.02	32,796,554	102.04
Thereafter	3,915,695	358,103,438	91.45	478,436,685	122.18

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	6,514	9,301,401	1,427.91	9,301,401	1,427.91	[4]
2019	761	51,386	67.52	51,386	67.52
2020	5,052	597,860	118.34	597,860	118.34
2021	26,225	13,709,557	522.77	13,716,938	523.05
2022	39,689	6,945,031	174.99	6,999,522	176.36
2023	1,847	1,953,677	1,057.76	2,260,608	1,223.94
2024	9,325	4,048,774	434.18	4,773,795	511.94
2025	1,872	657,519	351.24	733,455	391.80
2026	33,223	5,334,960	160.58	5,788,325	174.23
2027	243	30,000	123.46	36,000	148.15
Thereafter	205,824	52,692,007	256.01	79,201,923	384.80

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	10,710	9,712,427	906.86	9,712,427	906.86	[4]
2019	364,570	28,329,214	77.71	28,333,450	77.72
2020	976,443	78,156,819	80.04	78,349,712	80.24
2021	389,939	47,263,939	121.21	47,443,169	121.67
2022	1,010,275	97,262,749	96.27	97,806,602	96.81
2023	269,131	21,633,299	80.38	22,510,850	83.64
2024	1,151,546	87,205,700	75.73	91,726,428	79.66
2025	586,689	42,363,065	72.21	46,899,837	79.94
2026	821,425	72,226,349	87.93	76,740,683	93.42
2027	321,650	28,000,214	87.05	32,832,554	102.08
Thereafter	4,121,519	410,795,445	99.67	557,638,608	135.30

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Quarterly lease expirations - New York region in-service properties [1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	4,196	411,026	97.96	411,026	97.96	[4]
Total 2018	4,196	411,026	97.96	411,026	97.96

Q1 2019	47,400	5,070,543	106.97	5,070,543	106.97
Q2 2019	41,878	3,286,786	78.48	3,286,786	78.48
Q3 2019	167,775	9,968,183	59.41	9,969,020	59.42
Q4 2019	106,756	9,952,316	93.22	9,955,713	93.26
Total 2019	363,809	28,277,828	77.73	28,282,064	77.74

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	6,514	9,301,401	1,427.91	9,301,401	1,427.91	[4]
Total 2018	6,514	9,301,401	1,427.91	9,301,401	1,427.91

Q1 2019	—	—	—	—	—
Q2 2019	—	—	—	—	—
Q3 2019	—	—	—	—	—
Q4 2019	761	51,386	67.52	51,386	67.52
Total 2019	761	51,386	67.52	51,386	67.52

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	10,710	9,712,427	906.86	9,712,427	906.86	[4]
Total 2018	10,710	9,712,427	906.86	9,712,427	906.86

Q1 2019	47,400	5,070,543	106.97	5,070,543	106.97
Q2 2019	41,878	3,286,786	78.48	3,286,786	78.48
Q3 2019	167,775	9,968,183	59.41	9,969,020	59.42
Q4 2019	107,517	10,003,702	93.04	10,007,099	93.07
Total 2019	364,570	28,329,214	77.71	28,333,449	77.72

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Lease expirations - San Francisco region in-service properties [1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	—	—	—	—	—
2019	608,530	28,926,708	47.54	29,269,689	48.10
2020	587,367	39,950,377	68.02	40,486,905	68.93
2021	836,689	39,305,715	46.98	41,730,498	49.88
2022	699,712	42,632,668	60.93	45,898,507	65.60
2023	466,103	32,647,245	70.04	36,041,838	77.33
2024	563,518	34,502,985	61.23	39,268,938	69.69
2025	280,829	19,406,275	69.10	22,877,910	81.47
2026	291,991	21,555,692	73.82	24,293,860	83.20
2027	308,184	24,487,926	79.46	28,704,522	93.14
Thereafter	1,628,133	120,885,073	74.25	156,366,690	96.04

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	2,970	213,393	71.85	213,393	71.85	[4]
2019	8,657	503,784	58.19	503,784	58.19
2020	31,336	2,028,372	64.73	2,065,195	65.90
2021	24,028	1,587,136	66.05	1,614,566	67.20
2022	38,819	1,937,782	49.92	2,002,007	51.57
2023	50,551	2,985,081	59.05	3,109,143	61.51
2024	9,388	672,069	71.59	736,337	78.43
2025	22,933	1,524,118	66.46	1,692,146	73.79
2026	25,598	1,859,421	72.64	2,055,950	80.32
2027	5,056	333,886	66.04	391,023	77.34
Thereafter	57,413	3,256,610	56.72	3,941,888	68.66

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	2,970	213,393	$71.85	213,393	$71.85	[4]
2019	617,187	29,430,492	47.68	29,773,473	48.24
2020	618,703	41,978,749	67.85	42,552,100	68.78
2021	860,717	40,892,851	47.51	43,345,064	50.36
2022	738,531	44,570,450	60.35	47,900,514	64.86
2023	516,654	35,632,326	68.97	39,150,981	75.78
2024	572,906	35,175,054	61.40	40,005,275	69.83
2025	303,762	20,930,393	68.90	24,570,056	80.89
2026	317,589	23,415,113	73.73	26,349,810	82.97
2027	313,240	24,821,812	79.24	29,095,545	92.89
Thereafter	1,685,546	124,141,683	73.65	160,308,578	95.11

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Lease expirations - San Francisco region in-service properties [1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	—	—	—	—	—
Total 2018	—	—	—	—	—

Q1 2019	52,662	3,273,704	62.16	3,343,446	63.49
Q2 2019	29,348	1,260,128	42.94	1,260,128	42.94
Q3 2019	197,213	9,253,442	46.92	9,264,046	46.97
Q4 2019	329,307	15,139,435	45.97	15,402,069	46.77
Total 2019	608,530	28,926,708	47.54	29,269,689	48.10

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	2,970	213,393	71.85	213,393	71.85	[4]
Total 2018	2,970	213,393	71.85	213,393	71.85

Q1 2019	3,820	170,770	44.70	170,770	44.70
Q2 2019	1,120	113,186	101.06	113,186	101.06
Q3 2019	693	62,327	89.94	62,327	89.94
Q4 2019	3,024	157,500	52.08	157,500	52.08
Total 2019	8,657	503,784	58.19	503,784	58.19

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	2,970	213,393	71.85	213,393	71.85	[4]
Total 2018	2,970	213,393	71.85	213,393	71.85

Q1 2019	56,482	3,444,474	60.98	3,514,216	62.22
Q2 2019	30,468	1,373,315	45.07	1,373,315	45.07
Q3 2019	197,906	9,315,769	47.07	9,326,374	47.13
Q4 2019	332,331	15,296,935	46.03	15,559,569	46.82
Total 2019	617,187	29,430,493	47.68	29,773,473	48.24

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	20,957	1,319,679	62.97	1,319,679	62.97	[4]
2019	1,035,860	51,874,644	50.08	51,623,089	49.84
2020	1,257,406	56,024,814	44.56	57,638,844	45.84
2021	998,067	55,082,692	55.19	58,175,486	58.29
2022	627,208	28,359,779	45.22	30,602,273	48.79
2023	381,376	19,335,624	50.70	21,636,448	56.73
2024	705,006	36,896,595	52.34	40,832,875	57.92
2025	355,890	15,385,834	43.23	17,302,729	48.62
2026	400,287	32,748,209	81.81	37,689,450	94.16
2027	516,266	30,195,795	58.49	34,642,514	67.10
Thereafter	2,009,176	129,260,514	64.34	168,411,998	83.82

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	8,000	491,332	61.42	491,332	61.42	[4]
2019	60,408	3,375,044	55.87	4,100,970	67.89
2020	76,931	4,886,976	63.52	4,850,863	63.05
2021	53,161	3,773,598	70.98	3,879,126	72.97
2022	40,918	2,643,057	64.59	2,746,865	67.13
2023	89,801	5,477,793	61.00	5,743,836	63.96
2024	29,645	1,786,331	60.26	1,946,215	65.65
2025	77,110	2,984,177	38.70	3,252,881	42.18
2026	33,594	2,361,387	70.29	2,569,005	76.47
2027	39,300	2,765,127	70.36	3,223,882	82.03
Thereafter	130,134	4,931,093	37.89	5,752,168	44.20

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	28,957	1,811,011	62.54	1,811,011	62.54	[4]
2019	1,096,268	55,249,688	50.40	55,724,059	50.83
2020	1,334,337	60,911,790	45.65	62,489,707	46.83
2021	1,051,228	58,856,290	55.99	62,054,612	59.03
2022	668,126	31,002,836	46.40	33,349,138	49.91
2023	471,177	24,813,417	52.66	27,380,284	58.11
2024	734,651	38,682,926	52.65	42,779,090	58.23
2025	433,000	18,370,011	42.42	20,555,610	47.47
2026	433,881	35,109,596	80.92	40,258,455	92.79
2027	555,566	32,960,922	59.33	37,866,396	68.16
Thereafter	2,139,310	134,191,607	62.73	174,164,166	81.41

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]

as of December 31, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	20,957	1,319,679	62.97	1,319,679	62.97	[4]
Total 2018	20,957	1,319,679	62.97	1,319,679	62.97

Q1 2019	287,931	17,914,652	62.22	17,925,738	62.26
Q2 2019	127,886	5,457,686	42.68	5,468,940	42.76
Q3 2019	442,956	16,410,818	37.05	16,455,935	37.15
Q4 2019	177,087	12,091,488	68.28	11,772,477	66.48
Total 2019	1,035,860	51,874,644	50.08	51,623,089	49.84

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	8,000	491,332	61.42	491,332	61.42	[4]
Total 2018	8,000	491,332	61.42	491,332	61.42

Q1 2019	30,454	1,124,939	36.94	1,124,939	36.94
Q2 2019	1,324	300,000	226.59	1,020,000	770.39
Q3 2019	7,014	398,541	56.82	398,541	56.82
Q4 2019	21,616	1,551,563	71.78	1,557,490	72.05
Total 2019	60,408	3,375,044	55.87	4,100,970	67.89

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	28,957	1,811,011	62.54	1,811,011	62.54	[4]
Total 2018	28,957	1,811,011	62.54	1,811,011	62.54

Q1 2019	318,385	19,039,591	59.80	19,050,677	59.84
Q2 2019	129,210	5,757,686	44.56	6,488,940	50.22
Q3 2019	449,970	16,809,359	37.36	16,854,476	37.46
Q4 2019	198,703	13,643,051	68.66	13,329,966	67.08
Total 2019	1,096,268	55,249,687	50.40	55,724,059	50.83
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Lease expirations - CBD properties [1,2,3]

as of December 31, 2018

Boston

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	38,104	2,079,197	54.57	2,079,197	54.57	[4]
2019	164,800	10,067,108	61.09	10,181,235	61.78
2020	288,719	19,005,430	65.83	19,823,761	68.66
2021	398,824	24,472,812	61.36	24,201,496	60.68
2022	959,881	60,544,253	63.07	61,630,821	64.21
2023	531,267	37,876,234	71.29	40,644,318	76.50
2024	429,391	26,649,539	62.06	29,241,274	68.10
2025	791,330	54,978,154	69.48	60,559,501	76.53
2026	999,370	76,759,463	76.81	84,014,490	84.07
2027	336,877	28,428,571	84.39	31,839,117	94.51
Thereafter	3,818,805	223,638,953	58.56	267,245,483	69.98

Los Angeles

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	5,218	328,734	63.00	328,734	63.00	[4]
2019	43,919	2,143,610	48.81	2,192,726	49.93
2020	439,534	21,627,661	49.21	26,561,518	60.43
2021	350,514	21,788,256	62.16	23,858,726	68.07
2022	83,809	4,077,357	48.65	4,576,067	54.60
2023	142,793	8,053,468	56.40	9,337,141	65.39
2024	113,515	6,021,082	53.04	7,083,890	62.40
2025	186,894	9,791,276	52.39	11,992,434	64.17
2026	435,870	24,966,737	57.28	31,688,709	72.70
2027	13,937	590,940	42.40	712,192	51.10
Thereafter	372,897	25,094,903	67.30	35,759,112	95.90
New York

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	10,710	9,712,427	906.86	9,712,427	906.86	[4]
2019	271,179	24,837,548	91.59	24,837,548	91.59
2020	653,612	66,467,211	101.69	66,497,429	101.74
2021	274,919	43,341,261	157.65	43,474,752	158.14
2022	942,239	94,816,185	100.63	95,302,118	101.14
2023	154,405	17,950,184	116.25	18,582,801	120.35
2024	712,253	71,431,403	100.29	75,329,759	105.76
2025	301,302	31,930,645	105.98	35,066,998	116.38
2026	596,116	64,483,773	108.17	68,243,182	114.48
2027	240,939	25,107,993	104.21	29,651,174	123.07
Thereafter	3,854,925	401,124,086	104.05	546,897,575	141.87

Q4 2018
Lease expirations - CBD properties (continued) [1,2,3]

as of December 31, 2018

San Francisco

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	2,970	213,393	71.85	213,393	71.85	[4]
2019	115,429	7,563,452	65.52	7,590,760	65.76
2020	502,334	36,770,875	73.20	37,196,763	74.05
2021	430,616	28,613,264	66.45	30,290,275	70.34
2022	429,308	28,718,012	66.89	30,917,539	72.02
2023	387,486	27,575,485	71.17	30,167,134	77.85
2024	520,378	33,609,632	64.59	36,198,434	69.56
2025	196,895	13,845,089	70.32	15,835,168	80.42
2026	317,589	23,415,113	73.73	26,349,809	82.97
2027	313,240	24,821,812	79.24	29,095,545	92.89
Thereafter	1,636,522	121,966,338	74.53	157,354,079	96.15

Washington, DC

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	20,957	1,319,679	62.97	1,319,679	62.97	[4]
2019	414,661	28,358,836	68.39	28,070,222	67.69
2020	184,225	9,984,449	54.20	10,274,717	55.77
2021	583,789	40,431,983	69.26	42,729,669	73.19
2022	138,539	9,053,185	65.35	9,603,998	69.32
2023	51,216	3,423,492	66.84	3,867,456	75.51
2024	186,202	13,021,923	69.93	14,475,078	77.74
2025	86,404	4,737,680	54.83	5,551,014	64.24
2026	348,373	30,609,422	87.86	34,979,376	100.41
2027	213,230	15,457,000	72.49	17,887,500	83.89
Thereafter	1,304,251	94,201,907	72.23	121,209,631	92.93

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Lease expirations - Suburban properties [1,2,3]

as of December 31, 2018

Boston

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	—	—	—	—	—
2019	305,963	12,039,694	39.35	12,105,841	39.57
2020	289,158	12,896,859	44.60	12,932,098	44.72
2021	491,310	19,317,325	39.32	19,826,567	40.35
2022	605,999	23,750,937	39.19	24,007,973	39.62
2023	324,728	13,061,415	40.22	13,953,597	42.97
2024	615,144	25,961,249	42.20	28,420,967	46.20
2025	502,715	24,849,722	49.43	26,806,299	53.32
2026	213,461	8,832,365	41.38	11,920,551	55.84
2027	320,650	12,623,103	39.37	15,147,899	47.24
Thereafter	587,840	25,443,544	43.28	26,005,760	44.24

New York

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	—	—	—	—	—
2019	93,391	3,491,666	37.39	3,495,901	37.43
2020	322,831	11,689,608	36.21	11,852,283	36.71
2021	115,020	3,922,678	34.10	3,968,417	34.50
2022	68,036	2,446,564	35.96	2,504,483	36.81
2023	114,726	3,683,115	32.10	3,928,049	34.24
2024	439,293	15,774,297	35.91	16,396,669	37.33
2025	285,387	10,432,421	36.56	11,832,839	41.46
2026	225,309	7,742,576	34.36	8,497,501	37.71
2027	80,711	2,892,221	35.83	3,181,379	39.42
Thereafter	266,594	9,671,360	36.28	10,741,033	40.29

San Francisco

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	—	—	—	—	—
2019	501,758	21,867,041	43.58	22,182,713	44.21
2020	116,369	5,207,874	44.75	5,355,337	46.02
2021	430,101	12,279,586	28.55	13,054,789	30.35
2022	309,223	15,852,439	51.27	16,982,975	54.92
2023	129,168	8,056,841	62.37	8,983,847	69.55
2024	52,528	1,565,421	29.80	3,806,841	72.47
2025	106,867	7,085,304	66.30	8,734,889	81.74
2026	—	—	—	—	—
2027	—	—	—	—	—
Thereafter	49,024	2,175,345	44.37	2,954,499	60.27

Q4 2018
Lease expirations - Suburban properties (continued) [1,2,3]

as of December 31, 2018

Washington, DC

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	8,000	491,332	61.42	491,332	61.42	[4]
2019	681,607	26,890,851	39.45	27,653,837	40.57
2020	1,150,112	50,927,341	44.28	52,214,990	45.40
2021	467,439	18,424,308	39.42	19,324,943	41.34
2022	529,587	21,949,651	41.45	23,745,140	44.84
2023	419,961	21,389,925	50.93	23,512,828	55.99
2024	548,449	25,661,004	46.79	28,304,012	51.61
2025	346,596	13,632,330	39.33	15,004,596	43.29
2026	85,508	4,500,173	52.63	5,279,078	61.74
2027	342,336	17,503,921	51.13	19,978,895	58.36
Thereafter	835,059	39,989,700	47.89	52,954,535	63.41

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q4 2018
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties' performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays Capital	Ross Smotrich	212.526.2306
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
D.A. Davidson & Co.	Barry Oxford	212.240.9871
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa / Jason Green	212.446.9462
Green Street Advisors	Daniel Ismail	949.640.8780
Goldman Sachs	Andrew Rosivach	212.902.2796
Jefferies & Co.	Jonathan Petersen / Omotayo Okusanya	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Zachary Silverberg	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Brad Schwer	312.244.7061
RBC Capital Markets	Mike Carroll	440.715.2649
RW Baird	David Rodgers	216.737.7341
Sandler O'Neill & Partners	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
Scotia Capital Inc.	Nicholas Yulico	212.225.6904
Stifel, Nicolaus & Company	John Guinee / Aaron Wolf	443.224.1307 / 443.224.1206
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
UBS Securities	Frank Lee	415.352.5679
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Fitch Ratings	Stephen Boyd	212.908.9153
Moody's Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor's	Michael Souers	212.438.2508

Q4 2018
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations and their share of fees due to the Company).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP's Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of “BXP's Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP's Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property's total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company's Consolidated Debt plus (y) the market value of the Company's outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units and (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units plus (z) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2016, 2017 and 2018 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company's capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company's outstanding indebtedness.

Q4 2018
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate, or “EBITDAre,” as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company's share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP's Share of EBITDAre – cash, which is BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP's Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company's computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, hedge amortization, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management, and, although the Company’s Fixed Charge Coverage Ratio is not a liquidity measure, as it does not include adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that its Fixed Charge Coverage Ratio provides investors with useful supplemental information regarding the Company’s ability to service its existing fixed charges. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners' share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.'s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q4 2018
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company's balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company's operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company's real estate across reporting periods and to the operating performance of other companies.
The Company's computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company's operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being "in-service" upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as "in-service" involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as "in-service," which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being "in-service," and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company's unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP's Share of EBITDAre – cash divided by Adjusted interest expense. BXP's Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP's Share of interest expense less (1) BXP's Share of hedge amortization and (2) BXP's Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP's Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company's ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property's units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q4 2018
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains on sales of real estate, interest and other income, gains (losses) from investments in securities and gains (losses) from early extinguishments of debt. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent, fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue (excluding termination income)
Rental Revenue (excluding termination income) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company's analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as "Same Properties." "Same Properties" therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as "in-service" for that property to be included in "Same Properties." Pages 19 - 22 indicate by footnote the "In-Service Properties" that are not included in "Same Properties."

Q4 2018
Reconciliations

(unaudited and in thousands)
BXP's Share of select items

	Three Months Ended
	31-Dec-18	30-Sep-18
Revenue	$705,157	$686,284
Partners' share of revenue from consolidated joint ventures (JVs)	(75,050)	(72,924)
BXP's share of revenue from unconsolidated JVs	39,680	36,434
BXP's Share of revenue	$669,787	$649,794

Straight-line rent	$1,830	$(848)
Partners' share of straight-line rent from consolidated JVs	(91)	2,657
BXP's share of straight-line rent from unconsolidated JVs	3,748	3,037
BXP's Share of straight-line rent	$5,487	$4,846

Fair value lease revenue [1]	$6,076	$6,053
Partners' share of fair value lease revenue from consolidated JVs [1]	(1,917)	(1,910)
BXP's share of fair value lease revenue from unconsolidated JVs [1]	960	864
BXP's Share of fair value lease revenue [1]	$5,119	$5,007

Lease termination income	$4,775	$1,350
Partners' share of termination income from consolidated JVs	(115)	—
BXP's share of termination income from unconsolidated JVs	27	—
BXP's Share of termination income	$4,687	$1,350

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners' share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP's share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP's Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Capitalized internal leasing and external legal costs	$2,621	$1,901
Partners' share of capitalized internal leasing and external legal costs from consolidated JVs	(34)	(224)
BXP's share of capitalized internal leasing and external legal costs from unconsolidated JVs	162	179
BXP's Share of capitalized internal leasing and external legal costs	$2,749	$1,856

Hedge amortization	$1,579	$1,579
Partners' share of hedge amortization from consolidated JVs	(144)	(144)
BXP's share of hedge amortization from unconsolidated JVs	—	—
BXP's Share of hedge amortization	$1,435	$1,435

Depreciation and amortization	$165,439	$157,996
Noncontrolling interests in property partnerships' share of depreciation and amortization	(19,067)	(18,166)
BXP's share of depreciation and amortization from unconsolidated JVs	17,576	18,020
BXP's Share of depreciation and amortization	$163,948	$157,850

Lease transaction costs that qualify as rent inducements [2]	$3,989	$3,866
Partners' share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(170)	(107)
BXP's share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	379	87
BXP's Share of lease transaction costs that qualify as rent inducements [2]	$4,198	$3,846

2nd generation tenant improvements and leasing commissions	$65,012	$50,134
Partners' share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(7,756)	(6,587)
BXP's share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	3,156	9,197
BXP's Share of 2nd generation tenant improvements and leasing commissions	$60,412	$52,744

Q4 2018
Reconciliations (continued)

BXP's Share of select items (continued)

	Three Months Ended
	31-Dec-18	30-Sep-18
Maintenance capital expenditures [3]	$16,440	$25,011
Partners' share of maintenance capital expenditures from consolidated JVs [3]	(572)	(73)
BXP's share of maintenance capital expenditures from unconsolidated JVs [3]	919	284
BXP's Share of maintenance capital expenditures [3]	$16,787	$25,222

Interest expense	$100,378	$95,366
Partners' share of interest expense from consolidated JVs	(10,901)	(11,044)
BXP's share of interest expense from unconsolidated JVs	10,777	9,360
BXP's Share of interest expense	$100,254	$93,682

Capitalized interest	$14,172	$16,595
Partners' share of capitalized interest from consolidated JVs	(1,345)	(1,219)
BXP's share of capitalized interest from unconsolidated JVs	1,685	1,182
BXP's Share of capitalized interest	$14,512	$16,558

Amortization of financing costs	$3,101	$3,062
Partners' share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP's share of amortization of financing costs from unconsolidated JVs	167	153
BXP's Share of amortization of financing costs	$2,886	$2,833

_____________

[1]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2018
Reconciliations (continued)

for the three months ended December 31, 2018
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Rent	$57,262	$76,239	$20,035	$153,536
Straight-line rent	(1,502)	2,279	(6,689)	(5,912)
Fair value lease revenue	4,509	252	—	4,761
Termination income	275	11	—	286
Base Rent	60,544	78,781	13,346	152,671
Recoveries from tenants	12,946	16,829	6,860	36,635
Parking and other	732	1,632	345	2,709
Total rental revenue	74,222	97,242	20,551	192,015
Expenses
Operating	28,867	33,885	8,973	71,725
Net Operating Income (NOI)	45,355	63,357	11,578	120,290

Other income (expense)
Development and management services revenue	525	807	27	1,359
Interest and other income	635	570	152	1,357
Interest expense	(20,533)	(5,970)	—	(26,503)
Depreciation and amortization expense	(23,141)	(21,309)	(5,757)	(50,207)
Total other income (expense)	(42,514)	(25,902)	(5,578)	(73,994)
Net income	$2,841	$37,455	$6,000	$46,296

BXP's nominal ownership percentage	60.00%	55.00%	95.00%

Partners' share of NOI (after priority allocations)[1]	$17,434	$27,689	$246	$45,369
BXP's share of NOI (after priority allocations)	$27,921	$35,668	$11,332	$74,921
Unearned portion of capitalized fees [2]	$2,280	$1,951	$43	$4,274

Partners' share of select items [1]
Partners' share hedge amortization	$144	$—	$—	$144
Partners' share of amortization of financing costs	$346	$36	$—	$382
Partners' share of capitalized interest	$345	$1,000	$—	$1,345
Partners' share of lease transaction costs that qualify as rent inducements	$—	$170	$—	$170
Partners' share of management and other fees	$708	$843	$37	$1,588
Partners' share of basis differential and other adjustments	$(16)	$16	$(28)	$(28)
Partners' share of priority allocations	$—	$(21)	$326	$305

Reconciliation of Partners' share of EBITDAre [1]
Partners' NCI	$443	$16,017	$(35)	$16,425
Add:
Partners' share of interest expense	8,214	2,687	—	10,901
Partners' share of depreciation and amortization expense after BXP's basis differential	9,240	9,567	260	19,067
Partners' share of EBITDAre	$17,897	$28,271	$225	$46,393

Reconciliation of Partners' share of Net Operating Income (Loss) (NOI)[1]
Rental revenue	$29,689	$43,759	$1,028	$74,476
Less: Termination income	110	5	—	115
Rental revenue (excluding termination income)	29,579	43,754	1,028	74,361
Less: Operating expenses (including partners' share of management and other fees)	12,255	16,091	486	28,832
Priority allocations	—	(21)	296	275
NOI (excluding termination income and after priority allocations)	$17,324	$27,684	$246	$45,254

Rental revenue (excluding termination income)	$29,579	$43,754	$1,028	$74,361
Less: Straight-line rent	(601)	1,026	(334)	91
Fair value lease revenue	1,804	113	—	1,917
Add: Lease transaction costs that qualify as rent inducements	—	170	—	170
Subtotal	28,376	42,785	1,362	72,523
Less: Operating expenses (including partners' share of management and other fees)	12,255	16,091	486	28,832
Priority allocations	—	(21)	296	275
NOI - cash (excluding termination income and after priority allocations)	$16,121	$26,715	$580	$43,416

Reconciliation of Partners' share of Revenue [1]
Rental revenue	$29,689	$43,759	$1,028	$74,476
Add: Development and management services revenue	210	363	1	574
Revenue	$29,899	$44,122	$1,029	$75,050
_________

[1]	Amounts represent the partners' share based on their respective ownership percentage.

[2]	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company's net income.

Q4 2018
Reconciliations (continued)

for the three months ended December 31, 2018
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Rental	$5,353	$4,168	$5,793	$7,017		$2,797	$2,923	$14,894		$12,845	$1,086	$56,876
Straight-line rent	220	469	16	211		50	(56)	2,865		1,830	574	6,179
Fair value lease revenue	—	—	—	—		—	—	96		912	—	1,008
Termination income	3	—	—	50		—	—	—		—	—	53
Base rent	5,576	4,637	5,809	7,278		2,847	2,867	17,855		15,587	1,660	64,116
Recoveries from tenants	534	986	1,245	1,271		523	1,519	592		2,089	701	9,460
Parking and other	39	191	709	445		55	127	3,001		1,791	1,113	7,471
Total rental revenue	6,149	5,814	7,763	8,994		3,425	4,513	21,448		19,467	3,474	81,047
Expenses
Operating	3,606	2,520	3,874	3,573		1,684	1,802	5,423		7,521	1,377	31,380
Net operating income/(loss)	2,543	3,294	3,889	5,421		1,741	2,711	16,025		11,946	2,097	49,667

Other income/(expense)
Development and management services revenue	107	2	1	—		—	—	6		8	2	126
Interest and other income	82	81	2	125		95	18	190		—	428	1,021
Interest expense	(1,099)	(1,463)	(2,155)	(2,075)		(1,399)	(1,128)	(5,033)		(7,589)	(375)	(22,316)
Depreciation and amortization expense	(1,962)	(1,061)	(5,827)	(1,523)		(1,011)	(944)	(4,924)		(9,807)	(1,774)	(28,833)
	—	—	—	—		16,959	—	—		—	—	16,959
Total other income/(expense)	(2,872)	(2,441)	(7,979)	(3,473)		14,644	(2,054)	(9,761)		(17,388)	(1,719)	(33,043)
Net income/(loss)	$(329)	$853	$(4,090)	$1,948		$16,385	$657	$6,264		$(5,442)	$378	$16,624

BXP's nominal ownership percentage	60%	50%	20%	25%		50%	30%	50%		55%

BXP's share of select items
BXP's share of amortization of financing costs	$20	$10	$5	$22	[3]	$18	$4	$13		$72	$3	$167
BXP's share of capitalized interest	$—	$—	$37	$—	[3]	$—	$—	$—		$—	$1,648	$1,685
BXP's share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	$—	[3]	$—	$—	$—		$—	$—	$—

Reconciliation of BXP's share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$(33)	$382	$(871)	$(1,224)	[3]	$7,947	$197	$1,644		$(2,993)	$256	$5,305
Add:
BXP's share of interest expense	659	732	431	1,038		700	338	2,517		4,174	188	10,777
BXP's share of depreciation and amortization expense	1,013	576	1,218	2,979	[3]	541	283	4,897	[4]	5,394	675	17,576
Less:
BXP's share of gain on distribution of real estate	—	—	—	—		8,270	—	—		—	—	8,270
BXP's share of EBITDAre	$1,639	$1,690	$778	$2,793		$918	$818	$9,058		$6,575	$1,119	$25,388

Q4 2018
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP's share of Net Operating Income/(Loss)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP's share of rental revenue	$3,689	$2,907	$1,553	$4,497	[3]	$1,713	$1,354	$11,671	[4]	$10,707	$1,516	$39,607
BXP's share of operating expenses	2,164	1,260	775	1,787	[3]	842	541	2,712		4,137	575	14,793
BXP's share of net operating income/(loss)	1,525	1,647	778	2,710	[3]	871	813	8,959		6,570	941	24,814
Less:
BXP's share of termination income	2	—	—	25	[3]	—	—	—		—	—	27
BXP's share of net operating income/(loss) (excluding termination income)	1,523	1,647	778	2,685	[3]	871	813	8,959		6,570	941	24,787
Less:
BXP's share of straight-line rent	132	235	3	106	[3]	25	(17)	1,970	[4]	1,007	287	3,748
BXP's share of fair value lease revenue	—	—	—	—	[3]	—	—	458	[4]	502	—	960
Add:
BXP's share of lease transaction costs that qualify as rent inducements	—	182	10	—	[3]	—	—	161		26	—	379
BXP's share of net operating income/(loss) - cash (excluding termination income)	$1,391	$1,594	$785	$2,579	[3]	$846	$830	$6,692		$5,087	$654	$20,458

Reconciliation of BXP's share of Revenue
BXP's share of rental revenue	$3,689	$2,907	$1,553	$4,497	[3]	$1,713	$1,354	$11,671	[4]	$10,707	$1,516	$39,607
Add:
BXP's share of development and management services revenue	64	1	—	—		—	—	3		4	1	73
BXP's share of revenue	$3,753	$2,908	$1,553	$4,497	[3]	$1,713	$1,354	$11,674		$10,711	$1,517	$39,680

_____________

[1]
Annapolis Junction includes four in-service properties and two undeveloped land parcels. On December 31, 2018 the Company and its partner in the joint venture entered into a distribution agreement whereby the joint venture distributed one of the four in-service properties to the partner including the assumption by the partner of the mortgage indebtedness collateralized by the property. Mortgage indebtedness at the time of the distribution totaled $45.4 million including accrued interest. The gain on distribution of real estate is included within income from unconsolidated joint ventures in the Company's consolidated statements of operations.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility and 3 Hudson Boulevard.

[3]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[4]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q4 2018
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
31-Dec-17
Revenue
Rental
Base rent	$511,995
Recoveries from tenants	94,697
Parking and other	26,836
Total rental revenue	633,528
Hotel revenue	11,744
Development and management services	9,957
Total revenue	655,229
Expenses
Operating
Rental	233,895
Hotel	8,117
General and administrative	29,396
Transaction costs	96
Depreciation and amortization	154,259
Total expenses	425,763
Operating income	229,466
Other income (expense)
Income from unconsolidated joint ventures	4,197
Gains on sales of real estate	872
Interest and other income	2,336
Gains from investments in securities	962
Losses from early extinguishments of debt	(13,858)
Interest expense	(91,772)
Net income	132,203
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(13,865)
Noncontrolling interest - common units of the Operating Partnership	(11,884)
Net income attributable to Boston Properties, Inc.	106,454
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$103,829

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.67
Net income attributable to Boston Properties, Inc. per share - diluted	$0.67